UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2019

Date of reporting period:	June 1, 2018 — May 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Risk Allocation Fund

Annual report
5 | 31 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PDREX

Putnam
Dynamic Risk
Allocation Fund

Annual report
5 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 18, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

2 Dynamic Risk Allocation Fund

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a three-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund’s portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

Brett S. Goldstein, CFA, James A. Fetch, and Robert J. Schoen are also Portfolio Managers of the fund.

Jason, how would you describe the market environment during the 12-month reporting period ended May 31, 2019?

Global financial markets were marked by a series of ups and downs during the 12-month period. Investor appetite for relatively risky assets, such as stocks, continued to ebb and flow under pressure from the U.S.–China trade conflict and growing fears that the dispute would accelerate a global economic slowdown. Large-cap stocks outperformed their mid- and small-cap counterparts. The S&P 500 Index, a broad measure of U.S. stocks, rose 3.78% during the period. U.S. small-cap stocks, as measured by the Russell 2000 Index, dropped 9.04%.

Risk-averse investors around the world also flocked to the safety of government bonds as trade tensions escalated between the U.S. and China. The flight to perceived safe havens saw two-year and 10-year U.S. Treasury yields tumble. At the end of May 2019, the yield on the benchmark 10-year note — widely used in setting borrowing costs for consumers and businesses worldwide — hit its lowest closing level since September 2017. The two-year Treasury yield, which often moves with

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Allocations are shown as a percentage of the fund’s net assets as of 5/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

expectations for Federal Reserve policy, fell to below 2% at the end of the reporting period.

The U.S. Federal Reserve [Fed] had raised short-term rates four times in 2018, taking the federal funds rate to a range of 2.25% to 2.50%. But the central bank pivoted to a dovish stance on rates this year. Slowing economic activity, escalating trade tensions between the United States and China, and benign inflation contributed to the Fed’s decision to pause its three-year campaign to tighten monetary policy.

Fed Chair Jerome Powell in June 2019 said the central bank “will act as appropriate” to sustain U.S. economic expansion, fueling market speculation of a rate cut this year. The economy grew at a 3.1% annual rate in the first quarter of 2019, after expanding 2.2% in the fourth quarter of 2018. Unemployment has touched multi-decade lows, inflation has been anchored, and we believe the likelihood of a recession remains low.

How did the fund perform during the reporting period?

Putnam Dynamic Risk Allocation Fund declined 4.63% over the 12-month period. The fund underperformed the custom benchmark, the Putnam Dynamic Risk Allocation Blended Index. We seek to add value through asset allocation strategies and active security selection. However, both our dynamic asset allocation strategies and our active implementation decisions/security selections detracted from performance during the period.

6 Dynamic Risk Allocation Fund

What strategies helped and what detracted in the fund’s relative performance?

The fund’s negative performance was driven by dynamic asset allocation decisions in bonds, commodities, and equities. Our underweight position in interest-rate-sensitive bonds was the biggest driver of benchmark-relative weakness during this period. As interest rates declined, bond prices moved higher. In addition, our overweight position in commodities during the fourth quarter of 2018 detracted, especially when energy prices declined.

We remained overweight in commodities in the first quarter of 2019; those positions rebounded but could not offset weakness from the end of last year. Our S&P 500 mean-reversion strategy, designed to take advantage of short-term moves in stocks, also detracted from the fund’s performance over this trailing year.

With regard to positive contributors, security selection in out-of-benchmark fixed-income assets, primarily mortgage credit, helped performance. Positive security selection in a strategy that targets low-beta stocks aided results. Beta is a measure of a stock’s volatility; low-beta stocks typically have less risk but can offer better risk-adjusted returns.

How did the fund use derivatives?

The fund used purchase and written options to hedge duration and prepayment risk, among

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/19. Short-term investments, TBA commitments and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund 7

others. We used futures to manage exposure to market risk and interest-rate risk, among other things. The fund also utilized forward currency contracts, interest-rate swaps, and total return swaps.

What is your outlook, and how have you positioned the fund?

Higher real interest rates, weaker demand from China, political troubles in the eurozone, and protectionist tariffs have put pressure on global growth. The U.S. economy is also facing rising headwinds and is expected to expand at a more moderate pace in 2019 compared with last year. The Fed expects 2.1% growth this year, down from the 2.3% it forecast in December. We believe inflationary pressures will also remain modest.

We expect stock and bond market volatility to persist in 2019. We believe financial markets will remain jittery because of uncertainties related to the U.S.–China trade dispute, the Fed, and global growth. There appears to be concern among investors and businesses that the trade dispute between the United States and China could last indefinitely. Investors are still attempting to gauge the potential fallout to economic growth and corporate profits.

Against this backdrop, we are neutral on equities and inflation [commodities]. We had increased our equity allocation in the fourth quarter of 2018, looking to take advantage of short-term market weakness. But we moved back to neutral as the technical outlook weakened and valuation signals deteriorated. In addition, we remain wary of short-term mean reversion strategies given the sharp rally in stocks from the lows in December 2018. As for commodities, the strong rally in energy prices at the start of 2019 made our qualitative view more balanced. The absence of strong qualitative or quantitative signals brought us back to a neutral position.

We are neutral on credit risks and underweight in interest-rate-sensitive fixed-income assets as of the end of the period. In terms of credit, there are positive indications for the credit markets from our quantitative model but that is balanced by the uncertainty surrounding the U.S.–China trade negotiations.

As for our rates positioning, we believe bond yields will continue to drift higher in 2019 as we

Allocations are shown as a percentage of the fund’s net assets as of 5/31/19. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8 Dynamic Risk Allocation Fund

expect interest-rate normalization to continue in the United States and globally. That is because the real yield on the 10-year Treasury note remains below average and the term premium estimates on the notes are at historically low levels. The term premium is the extra return [a risk premium] that investors demand to hold a long-term bond. In addition, we think interest rates are currently unattractive because of the very low carry inherent in the asset class due to the flat shape of the yield curve.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	32.68%	3.74%	8.07%	1.56%	13.32%	4.26%	–4.63%
After sales charge	25.05	2.95	1.86	0.37	6.81	2.22	–10.12
Class B (9/19/11)
Before CDSC	25.25	2.97	4.06	0.80	10.88	3.50	–5.27
After CDSC	25.25	2.97	2.19	0.43	7.88	2.56	–9.98
Class C (9/19/11)
Before CDSC	25.31	2.97	4.08	0.80	10.91	3.51	–5.26
After CDSC	25.31	2.97	4.08	0.80	10.91	3.51	–6.21
Class M (9/19/11)
Before sales charge	27.72	3.23	5.38	1.05	11.66	3.74	–5.07
After sales charge	23.25	2.75	1.69	0.34	7.75	2.52	–8.39
Class R (9/19/11)
Net asset value	30.20	3.49	6.73	1.31	12.54	4.02	–4.77
Class R6 (7/2/12)
Net asset value	36.39	4.11	10.04	1.93	14.71	4.68	–4.17
Class Y (9/19/11)
Net asset value	35.38	4.01	9.46	1.83	14.26	4.54	–4.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 5/31/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Putnam Dynamic
Risk Allocation	42.20%	4.68%	10.13%	1.95%	17.24%	5.44%	–0.02%
Blended Index*
Lipper Alternative
Global Macro
Funds category	33.68	3.76	8.11	1.51	12.08	3.82	–0.54
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Bloomberg Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 16–17.

† Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/19, there were 221, 199, 171, and 112 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,525 and $12,531, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,325. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,020, $13,639, and $13,538, respectively.

Dynamic Risk Allocation Fund 11

Fund price and distribution information For the 12-month period ended 5/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.162		$0.066	$0.065	$0.106		$0.074	$0.213	$0.194
Capital gains	—		—	—	—		—	—	—
Total	$0.162		$0.066	$0.065	$0.106		$0.074	$0.213	$0.194
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
5/31/18	$11.61	$12.32	$11.39	$11.42	$11.59	$12.01	$11.56	$11.58	$11.63
5/31/19	10.90	11.56	10.72	10.75	10.89	11.28	10.93	10.87	10.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (9/19/11)
Before sales charge	37.79%	4.21%	11.08%	2.12%	15.66%	4.97%	–0.36%
After sales charge	29.87	3.42	4.70	0.92	9.01	2.92	–6.09
Class B (9/19/11)
Before CDSC	30.04	3.43	7.01	1.36	13.21	4.22	–1.04
After CDSC	30.04	3.43	5.08	1.00	10.21	3.29	–5.95
Class C (9/19/11)
Before CDSC	29.98	3.43	6.92	1.35	13.13	4.20	–1.13
After CDSC	29.98	3.43	6.92	1.35	13.13	4.20	–2.12
Class M (9/19/11)
Before sales charge	32.64	3.70	8.33	1.61	14.07	4.49	–0.81
After sales charge	28.00	3.22	4.53	0.89	10.08	3.25	–4.28
Class R (9/19/11)
Net asset value	35.20	3.95	9.69	1.87	14.84	4.72	–0.51
Class R6 (7/2/12)
Net asset value	41.66	4.58	13.12	2.50	17.09	5.40	0.05
Class Y (9/19/11)
Net asset value	40.58	4.48	12.41	2.37	16.50	5.22	–0.14

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/18*	1.15%	1.90%	1.90%	1.65%	1.40%	0.76%	0.90%
Total annual operating expenses for the
fiscal year ended 5/31/18	1.39%	2.14%	2.14%	1.89%	1.64%	1.00%	1.14%
Annualized expense ratio for the
six-month period ended 5/31/19†	1.16%	1.91%	1.91%	1.66%	1.41%	0.75%	0.91%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/19.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/18 to 5/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.86	$9.64	$9.64	$8.38	$7.13	$3.79	$4.60
Ending value (after expenses)	$1,027.10	$1,023.70	$1,024.50	$1,025.40	$1,026.90	$1,029.40	$1,029.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/19, use the following calculation method. To find the value of your investment on 12/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.84	$9.60	$9.60	$8.35	$7.09	$3.78	$4.58
Ending value (after expenses)	$1,019.15	$1,015.41	$1,015.41	$1,016.65	$1,017.90	$1,021.19	$1,020.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Risk Allocation Fund

Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Dynamic Risk Allocation Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND),

16 Dynamic Risk Allocation Fund

this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI All Country World Index [ND] is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% the MSCI World Index (ND), 40% the Bloomberg Barclays Global Aggregate Bond Index, and 10% the S&P GSCI.

The Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Risk Allocation Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2019, Putnam employees had approximately $488,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Risk Allocation Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Risk Allocation Fund 19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
July 18, 2019

20 Dynamic Risk Allocation Fund

The fund’s portfolio 5/31/19

COMMON STOCKS (48.8%)*	Shares	Value
Banking (3.2%)
ABN AMRO Group NV GDR (Netherlands)	3,349	$70,680
Banco Bilbao Vizcaya Argenta (Spain)	19,171	104,018
Banco de Chile ADR (Chile)	416	11,873
Banco do Brasil SA (Brazil)	5,988	79,124
Banco Santander (Brasil) S.A. (Units) (Brazil)	4,600	53,574
Banco Santander Chile ADR (Chile)	714	19,956
Banco Santander Mexico SA Institucion de Banca Multiple Grupo
Financiero Santand Class B (Mexico)	19,100	28,009
Bank Leumi Le-Israel BM (Israel)	8,146	54,632
Bank of China, Ltd. (China)	35,000	14,478
Bank of Communications Co., Ltd. (China)	59,000	46,119
BOC Hong Kong Holdings, Ltd. (Hong Kong)	6,500	24,901
China Construction Bank Corp. Class H (China)	7,000	5,523
Comerica, Inc.	4,001	275,349
DNB ASA (Norway)	1,468	24,873
FirstRand, Ltd. (South Africa)	7,788	35,724
Fukuoka Financial Group, Inc. (Japan)	1,600	27,162
Grupo Financiero Banorte SAB de CV (Mexico)	4,200	22,887
Hang Seng Bank, Ltd. (Hong Kong)	3,300	82,613
HSBC Holdings PLC (United Kingdom)	2,290	18,683
Industrial & Commercial Bank of China, Ltd. (China)	129,000	91,942
Industrial Bank of Korea (South Korea)	2,021	23,461
ING Groep NV (Netherlands)	3,906	42,167
Itau Unibanco Holding SA (Preference) (Brazil)	6,052	53,981
JPMorgan Chase & Co.	6,305	668,078
KBC Groep NV (Belgium)	646	42,431
Lloyds Banking Group PLC (United Kingdom)	109,827	79,277
RHB Bank Bhd (Malaysia)	16,000	22,254
Sberbank of Russia PJSC ADR (Russia)	3,040	43,589
Shinhan Financial Group Co., Ltd. (South Korea)	559	20,867
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,300	114,734
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	800	29,201
U.S. Bancorp	8,086	405,917
		2,638,077
Basic materials (1.8%)
Anglo American PLC (United Kingdom)	3,119	74,847
Anhui Conch Cement Co., Ltd. (China)	11,500	66,958
Arkema SA (France)	481	40,448
Astral Foods, Ltd. (South Africa)	453	5,160
Axalta Coating Systems, Ltd. †	3,802	89,385
Bemis Co., Inc.	1,280	74,688
BlueScope Steel, Ltd. (Australia)	7,356	53,457
Boliden AB (Sweden)	597	13,566
Boliden AB (Sweden) †	597	267
Catcher Technology Co., Ltd. (Taiwan)	6,000	36,186
China Oriental Group Co., Ltd. (China)	22,000	12,755
Covestro AG (Germany)	1,868	81,713
Evraz PLC (Russia)	7,016	52,250

Dynamic Risk Allocation Fund 21

COMMON STOCKS (48.8%)* cont.	Shares	Value
Basic materials cont.
Formosa Chemicals & Fibre Corp. (Taiwan)	6,000	$20,366
Formosa Plastics Corp. (Taiwan)	2,000	6,978
Fortescue Metals Group, Ltd. (Australia)	8,151	45,179
Glencore PLC (United Kingdom)	3,450	11,129
HeidelbergCement AG (Germany)	854	63,518
HOCHTIEF AG (Germany)	275	32,658
Kajima Corp. (Japan)	2,600	35,618
Kumba Iron Ore, Ltd. (South Africa)	952	28,849
Mitsubishi Gas Chemical Co., Inc. (Japan)	100	1,239
PETRONAS Chemicals Group (PCG) Bhd (Malaysia)	14,400	28,564
PTT Global Chemical PCL (Thailand)	25,300	48,565
Rio Tinto PLC (United Kingdom)	2,108	121,103
Sherwin-Williams Co. (The)	347	145,549
Shin-Etsu Chemical Co., Ltd. (Japan)	1,200	99,412
South32, Ltd. (Australia)	13,728	31,519
Taisei Corp. (Japan)	1,500	54,586
Tekfen Holding AS (Turkey)	2,726	11,634
UPM-Kymmene OYJ (Finland)	2,370	59,214
		1,447,360
Capital goods (3.2%)
ACS Actividades de Construccion y Servicios SA (Spain)	1,805	74,242
Avery Dennison Corp.	199	20,708
Berry Plastics Group, Inc. †	2,841	133,584
China Railway Group, Ltd. (China)	37,000	27,613
Curtiss-Wright Corp.	640	71,354
Daelim Industrial Co., Ltd. (South Korea)	432	37,486
Dassault Aviation SA (France)	14	17,486
Faurecia SA (France)	1,731	63,583
General Dynamics Corp.	138	22,193
HD Supply Holdings, Inc. †	3,595	149,157
Hitachi, Ltd. (Japan)	3,200	107,818
Honeywell International, Inc.	3,057	502,296
Northrop Grumman Corp.	1,347	408,478
Raytheon Co.	2,358	411,471
Sandvik AB (Sweden)	5,749	88,668
Teledyne Technologies, Inc. †	332	78,286
Tervita Corp. (Canada) †	63	299
Waste Management, Inc.	3,220	352,107
Weichai Power Co., Ltd. Class H (China)	37,000	56,064
		2,622,893
Communication services (1.7%)
BT Group PLC (United Kingdom)	23,770	58,266
China Mobile, Ltd. (China)	12,000	104,759
Deutsche Telekom AG (Germany)	5,834	98,470
Eutelsat Communications SA (France)	595	10,442
Juniper Networks, Inc.	8,107	199,513
KT Corp. (South Korea)	311	7,289
LG Uplus Corp. (South Korea)	3,972	46,465
Nippon Telegraph & Telephone Corp. (Japan)	900	40,275

22 Dynamic Risk Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value
Communication services cont.
NTT DoCoMo, Inc. (Japan)	2,000	$45,882
SK Telecom Co., Ltd. (South Korea)	256	53,741
Swisscom AG (Switzerland)	54	25,844
T-Mobile US, Inc. †	4,724	346,931
Telkom SA SOC, Ltd. (South Africa)	3,500	22,011
Telstra Corp., Ltd. (Australia)	37,633	95,232
Verizon Communications, Inc.	4,948	268,924
		1,424,044
Conglomerates (0.1%)
Mitsubishi Corp. (Japan)	2,100	54,571
		54,571
Consumer cyclicals (6.1%)
Amazon.com, Inc. †	182	323,063
Astro Malaysia Holdings Bhd (Malaysia)	5,100	1,692
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	663	3,911
Automatic Data Processing, Inc.	2,799	448,176
AutoZone, Inc. †	365	374,895
Berkeley Group Holdings PLC (The) (United Kingdom)	408	18,043
Bridgestone Corp. (Japan)	1,400	52,078
Carnival PLC (United Kingdom)	955	47,178
CK Hutchison Holdings, Ltd. (Hong Kong)	4,000	37,719
Clear Channel Outdoor Holdings, Inc. †	6,654	33,803
Crown, Ltd. (Australia)	3,376	29,297
Daiwa House Industry Co., Ltd. (Japan)	1,200	35,866
Dollar Tree, Inc. †	1,729	175,649
Dongfeng Motor Group Co., Ltd. (China)	22,000	18,090
Ecolab, Inc.	616	113,399
El Puerto de Liverpool SAB de CV Class C1 (Mexico)	3,768	21,091
Fiat Chrysler Automobiles NV (Italy)	3,117	39,691
Ford Otomotiv Sanayi AS (Turkey)	1,223	11,551
Geely Automobile Holdings, Ltd. (China)	12,000	19,605
Genting Bhd (Singapore)	70,000	44,280
Genting Bhd (Malaysia)	10,400	15,854
Guangzhou Automobile Group Co., Ltd. Class H (China)	48,000	46,130
Haier Electronics Group Co., Ltd. (China)	4,000	10,155
Hermes International (France)	129	85,810
Home Product Center PCL (Thailand)	49,400	26,380
Host Hotels & Resorts, Inc. R	4,208	76,207
iHeartMedia, Inc. Class A †	2,830	45,987
Kering SA (France)	188	97,656
Kia Motors Corp. (South Korea)	1,157	38,159
Liberty Media Corp.-Liberty SiriusXM Class C †	1,659	59,956
Lojas Renner SA (Brazil)	220	2,469
Lowe’s Cos., Inc.	1,208	112,682
Mr Price Group, Ltd. (South Africa)	2,453	33,191
Namco Bandai Holdings, Inc. (Japan)	500	24,554
News Corp. Class A	6,832	77,816
Next PLC (United Kingdom)	412	30,045
Nintendo Co., Ltd. (Japan)	200	70,719

Dynamic Risk Allocation Fund 23

COMMON STOCKS (48.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Omnicom Group, Inc.	4,272	$330,482
Peugeot SA (France)	3,915	87,256
Pou Chen Corp. (Taiwan)	4,000	4,529
President Chain Store Corp. (Taiwan)	3,000	28,534
Qualicorp SA (Brazil)	5,900	30,297
Ross Stores, Inc.	2,561	238,147
ServiceMaster Global Holdings, Inc. †	999	53,946
Shinsegae International, Inc. (South Korea)	65	14,507
Sinotruk Hong Kong, Ltd. (China)	12,000	22,679
Sony Corp. (Japan)	1,900	91,388
Taylor Wimpey PLC (United Kingdom)	14,591	30,509
TJX Cos., Inc. (The)	8,291	416,954
Total System Services, Inc.	427	52,747
TWDC Enterprises 18 Corp.	5,067	669,047
Wal-Mart de Mexico SAB de CV (Mexico)	26,639	74,961
Wolters Kluwer NV (Netherlands)	1,297	90,502
Zhongsheng Group Holdings, Ltd. (China)	8,000	20,095
		4,959,427
Consumer finance (—%)
Capitec Bank Holdings, Ltd. (South Africa)	240	21,729
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	2,700	13,355
		35,084
Consumer staples (4.9%)
Ashtead Group PLC (United Kingdom)	3,593	84,359
Associated British Foods PLC (United Kingdom)	1,765	55,124
Bright Horizons Family Solutions, Inc. †	477	65,378
Carlsberg A/S Class B (Denmark)	448	58,797
Cia Cervecerias Unidas SA ADR (Chile)	1,052	28,204
Coca-Cola Co. (The)	8,524	418,784
Coca-Cola European Partners PLC (United Kingdom)	1,656	91,742
Colgate-Palmolive Co.	1,405	97,816
Colruyt SA (Belgium)	372	27,626
Essity AB Class B (Sweden)	637	18,699
Estacio Participacoes SA (Brazil)	478	3,587
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	51,900	12,277
Hershey Co. (The)	1,650	217,734
Hindustan Unilever, Ltd. (India)	1,550	39,772
Imperial Brands PLC (United Kingdom)	3,132	75,893
Indofood Sukses Makmur Tbk PT (Indonesia)	22,300	10,300
ITOCHU Corp. (Japan)	5,000	92,095
Jardine Cycle & Carriage, Ltd. (Singapore)	900	22,126
Koninklijke Ahold Delhaize NV (Netherlands)	4,411	99,122
L’Oreal SA (France)	376	100,908
LG Corp. (South Korea)	150	9,221
McDonald’s Corp.	380	75,343
Mondelez International, Inc. Class A	9,031	459,226
Nestle SA (Switzerland)	1,358	134,873
PepsiCo, Inc.	259	33,152
Procter & Gamble Co. (The)	2,037	209,628

24 Dynamic Risk Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value
Consumer staples cont.
Sao Martinho SA (Brazil)	1,346	$6,706
Smiles Fidelidade SA (Brazil)	2,182	26,497
Starbucks Corp.	6,262	476,288
Sysco Corp.	5,207	358,346
TCI Co., Ltd. (Taiwan)	1,000	15,809
Tesco PLC (United Kingdom)	34,460	98,528
Uni-President Enterprises Corp. (Taiwan)	18,000	46,265
Unilever NV ADR (Netherlands)	1,690	101,851
Unilever PLC (United Kingdom)	2,131	130,108
United Tractors Tbk PT (Indonesia)	4,000	7,098
US Foods Holding Corp. †	3,599	124,381
Want Want China Holdings, Ltd. (China)	36,000	25,624
Wesfarmers, Ltd. (Australia)	528	13,535
WH Group, Ltd. (Hong Kong)	77,500	69,431
		4,042,253
Energy (1.8%)
BP PLC (United Kingdom)	7,110	48,221
Chevron Corp.	630	71,726
China Petroleum & Chemical Corp. (Sinopec) (China)	86,000	57,178
Ecopetrol SA ADR (Colombia)	2,834	46,449
Equinor ASA (Norway)	4,119	78,722
Exxon Mobil Corp.	4,902	346,915
Hindustan Petroleum Corp., Ltd. (India)	4,593	21,357
Jastrzebska Spolka Weglowa SA (Poland) †	629	8,230
Nine Point Energy F	540	1,080
Occidental Petroleum Corp.	5,419	269,704
Oil & Natural Gas Corp., Ltd. (India)	2,393	5,902
OMV AG (Austria)	891	41,822
Phillips 66	1,120	90,496
PTT PCL (Foreign depositary shares) (Thailand)	45,000	65,763
Royal Dutch Shell PLC Class B (United Kingdom)	2,562	79,886
Santos, Ltd. (Australia)	7,557	35,221
Surgutneftegas OJSC (Russia)	28,926	17,968
TOTAL SA (France)	3,091	159,889
		1,446,529
Financial (1.1%)
3i Group PLC (United Kingdom)	4,163	55,218
Broadridge Financial Solutions, Inc.	415	51,821
CoreLogic, Inc. †	1,116	43,736
Deutsche Boerse AG (Germany)	198	27,370
Intercontinental Exchange, Inc.	5,343	439,248
Macquarie Group, Ltd. (Australia)	1,127	93,908
ORIX Corp. (Japan)	5,900	83,083
Partners Group Holding AG (Switzerland)	130	91,134
Yuanta Financial Holding Co., Ltd. (Taiwan)	54,000	30,265
		915,783
Health care (5.7%)
AbbVie, Inc.	1,165	89,367
Advanz Pharma Corp. (Canada) †	214	3,353

Dynamic Risk Allocation Fund 25

COMMON STOCKS (48.8%)* cont.	Shares	Value
Health care cont.
Alfresa Holdings Corp. (Japan)	1,100	$27,685
Allergan PLC	273	33,281
Amgen, Inc.	940	156,698
Anthem, Inc.	344	95,625
Astellas Pharma, Inc. (Japan)	6,200	82,929
Aurobindo Pharma, Ltd. (India)	2,408	23,215
Baxter International, Inc.	3,452	253,515
Biogen, Inc. †	467	102,408
Bristol-Myers Squibb Co.	2,137	96,956
Centene Corp. †	5,230	302,033
Cigna Corp.	242	35,821
Eli Lilly & Co.	1,400	162,316
Encompass Health Corp.	975	57,447
Gilead Sciences, Inc.	1,048	65,238
GlaxoSmithKline PLC (United Kingdom)	6,002	115,898
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	6,000	25,006
Humana, Inc.	1,279	313,176
Hypermarcas SA (Brazil)	4,300	33,116
Ipsen SA (France)	66	7,873
Jazz Pharmaceuticals PLC †	160	20,088
Johnson & Johnson	2,477	324,859
Koninklijke Philips NV (Netherlands)	149	5,871
Laboratory Corp. of America Holdings †	815	132,527
Medipal Holdings Corp. (Japan)	1,200	25,914
Medtronic PLC	1,167	108,041
Merck & Co., Inc.	3,133	248,165
Novartis AG (Switzerland)	1,304	111,991
Novo Nordisk A/S Class B (Denmark)	2,979	140,409
Omega Healthcare Investors, Inc. R	1,885	67,144
Pfizer, Inc.	6,462	268,302
QIAGEN NV (Netherlands) †	2,457	93,563
Quest Diagnostics, Inc.	1,092	104,734
Regeneron Pharmaceuticals, Inc. †	149	44,956
Roche Holding AG (Switzerland)	772	202,589
Sartorius Stedim Biotech (France)	134	18,566
Shionogi & Co., Ltd. (Japan)	1,400	76,243
Suzuken Co., Ltd. (Japan)	600	36,817
Thermo Fisher Scientific, Inc.	182	48,590
UCB SA (Belgium)	573	43,769
UnitedHealth Group, Inc.	779	188,362
Ventas, Inc. R	588	37,808
Vertex Pharmaceuticals, Inc. †	461	76,609
Waters Corp. †	106	21,275
Zoetis, Inc.	995	100,545
		4,630,693
Insurance (1.7%)
Allianz SE (Germany)	643	142,819
Allstate Corp. (The)	3,565	340,493
American Financial Group, Inc.	792	77,774

26 Dynamic Risk Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value
Insurance cont.
Athene Holding, Ltd. Class A †	2,860	$116,259
Aviva PLC (United Kingdom)	18,519	94,868
Baloise Holding AG (Switzerland)	336	55,842
Fosun International, Ltd. (China)	19,500	25,113
IRB Brasil Resseguros SA (Brazil)	2,100	54,524
Legal & General Group PLC (United Kingdom)	27,827	90,396
Loews Corp.	3,419	175,600
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	10,000	110,090
Reinsurance Group of America, Inc.	559	82,766
Swiss Life Holding AG (Switzerland)	42	19,087
		1,385,631
Investment banking/Brokerage (—%)
Itausa — Investimentos Itau SA (Preference) (Brazil)	1,761	5,560
Korea Investment Holdings Co., Ltd. (South Korea)	86	5,209
		10,769
Real estate (6.1%)
AGNC Investment Corp. R	12,258	201,031
Alexander’s, Inc. R	25	9,200
Alexandria Real Estate Equities, Inc. R	30	4,392
American Campus Communities, Inc. R	1,477	68,415
American Homes 4 Rent R	4,114	100,423
Americold Realty Trust R	1,780	55,714
Annaly Capital Management, Inc. R	32,006	281,973
Apartment Investment & Management Co. Class A R	1,497	74,775
Apple Hospitality REIT, Inc. R	5,332	82,326
AvalonBay Communities, Inc. R	725	147,182
Boston Properties, Inc. R	204	26,689
Brixmor Property Group, Inc. R	3,811	65,359
Camden Property Trust R	923	95,401
Cheung Kong Property Holdings, Ltd. (Hong Kong)	12,500	90,198
City Office REIT, Inc. (Canada) R	1,989	23,450
Columbia Property Trust, Inc. R	2,602	55,631
Country Garden Holdings co., Ltd. (China)	28,000	37,721
Cousins Properties, Inc. R	4,036	36,526
Digital Realty Trust, Inc. R	350	41,202
Duke Realty Corp. R	3,691	111,062
Easterly Government Properties, Inc. R	2,721	50,094
Empire State Realty Trust, Inc. Class A R	917	14,085
EPR Properties R	867	67,713
Equity Commonwealth R	2,052	66,834
Equity Lifestyle Properties, Inc. R	1,184	144,045
Equity Residential Trust R	4,507	345,101
Essex Property Trust, Inc. R	73	21,297
Extra Space Storage, Inc. R	899	96,337
Four Corners Property Trust, Inc. R	1,669	48,000
Gaming and Leisure Properties, Inc. R	4,164	164,436
Getty Realty Corp. R	1,122	34,737
Gladstone Commercial Corp. R	986	20,775
Guangzhou R&F Properties Co., Ltd. (China)	15,600	29,463

Dynamic Risk Allocation Fund 27

COMMON STOCKS (48.8%)* cont.	Shares	Value
Real estate cont.
HCP, Inc. R	199	$6,310
Healthcare Trust of America, Inc. Class A R	2,324	66,908
Henderson Land Development Co., Ltd. (Hong Kong)	6,600	34,050
Highwoods Properties, Inc. R	2,108	92,457
JBG SMITH Properties R	1,545	61,012
Kerry Properties, Ltd. (Hong Kong)	2,000	7,580
Liberty Property Trust R	2,513	119,292
Medical Properties Trust, Inc. R	3,880	68,986
MFA Financial, Inc. R	4,428	31,173
Mirvac Group (Australia) R	4,245	8,900
Monmouth Real Estate Investment Corp. R	352	4,907
National Health Investors, Inc. R	685	53,807
National Retail Properties, Inc.	1,406	75,263
New Residential Investment Corp. R	2,238	34,130
Park Hotels & Resorts, Inc. R	2,218	61,261
Persimmon PLC (United Kingdom)	2,990	74,281
Piedmont Office Realty Trust, Inc. Class A R	2,852	57,981
Prologis, Inc. R	1,574	115,957
Public Storage R	329	78,263
Realty Income Corp. R	387	27,121
Scentre Group (Australia) R	15,175	39,910
Senior Housing Properties Trust R	784	6,178
Simon Property Group, Inc. R	1,343	217,687
Spirit Realty Capital, Inc. R	1,437	61,302
Starwood Property Trust, Inc. R	3,652	80,527
STORE Capital Corp. R	2,069	70,801
Sun Hung Kai Properties, Ltd. (Hong Kong)	2,500	39,518
Swire Properties, Ltd. (Hong Kong)	2,400	9,872
Two Harbors Investment Corp. R	3,240	39,593
UDR, Inc. R	2,660	119,115
VICI Properties, Inc. R	15,122	335,406
Washington Real Estate Investment Trust R	1,118	29,750
Weingarten Realty Investors R	1,974	55,667
Welltower, Inc. R	736	59,778
		4,956,330
Technology (8.3%)
Alibaba Group Holding, Ltd. ADR (China) †	694	103,586
Alphabet, Inc. Class A †	538	595,297
Amadeus IT Holding SA Class A (Spain)	567	43,208
Amdocs, Ltd.	1,774	105,411
Apple, Inc.	2,571	450,105
Avaya Holdings Corp. †	1,802	22,669
Black Knight, Inc. †	1,292	73,243
Brother Industries, Ltd. (Japan)	700	11,875
Cadence Design Systems, Inc. †	3,379	214,803
Capgemini SE (France)	441	49,211
CDK Global, Inc.	2,114	102,318
Cisco Systems, Inc.	5,937	308,902
Cognizant Technology Solutions Corp. Class A	5,369	332,502

28 Dynamic Risk Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value
Technology cont.
F5 Networks, Inc. †	1,575	$208,026
Facebook, Inc. Class A †	799	141,799
Fidelity National Information Services, Inc.	3,348	402,764
Fiserv, Inc. † S	1,057	90,754
FUJIFILM Holdings Corp. (Japan)	1,300	62,030
Fujitsu, Ltd. (Japan)	300	20,298
Garmin, Ltd.	2,673	204,431
Genpact, Ltd.	1,343	48,549
Gentex Corp.	2,336	49,897
HannStar Display Corp. (Taiwan)	29,000	6,348
HCL Technologies, Ltd. (India)	4,070	63,796
Hoya Corp. (Japan)	1,400	96,890
Infosys, Ltd. (India)	2,930	30,939
Innolux Corp. (Taiwan)	4,000	943
Intuit, Inc.	1,681	411,593
Maxim Integrated Products, Inc.	2,515	132,264
Microsoft Corp.	4,049	500,780
Naspers, Ltd. Class N (South Africa)	86	19,278
NTT Data Corp. (Japan)	5,400	64,320
NXP Semiconductors NV	2,726	240,324
Otsuka Corp. (Japan)	900	34,901
Qualcomm, Inc.	700	46,774
Radiant Opto-Electronics Corp. (Taiwan)	13,000	40,973
Samsung Electronics Co., Ltd. (South Korea)	5,574	197,863
Samsung SDS Co., Ltd. (South Korea)	153	26,548
SK Hynix, Inc. (South Korea)	1,293	70,247
SoftBank Group Corp. (Japan)	500	46,915
Synopsys, Inc. †	1,466	170,701
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	2,369	90,851
Tata Consultancy Services, Ltd. (India)	2,663	83,918
Tech Mahindra, Ltd. (India) †	5,300	57,899
Tencent Holdings, Ltd. (China)	3,300	136,854
Teradata Corp. †	1,300	44,642
Texas Instruments, Inc.	4,189	436,955
Thales SA (France)	497	54,636
Tianneng Power International, Ltd. (China)	12,000	9,760
Tripod Technology Corp. (Taiwan)	5,000	15,807
Wipro, Ltd. (India)	5,538	22,750
Xhen Ding Technology Holding, Ltd. (Taiwan)	11,000	32,124
		6,830,271
Transportation (1.0%)
Aena SME SA (Spain)	431	79,266
AirAsia Bhd (Malaysia)	26,000	17,910
Central Japan Railway Co. (Japan)	500	104,195
Delta Air Lines, Inc.	979	50,419
Deutsche Lufthansa AG (Germany)	2,454	46,680
Deutsche Post AG (Germany)	697	20,535
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	3,743	22,631
Japan Airlines Co., Ltd. (Japan)	2,600	81,621

Dynamic Risk Allocation Fund 29

COMMON STOCKS (48.8%)* cont.	Shares	Value
Transportation cont.
Norfolk Southern Corp.	1,518	$296,223
SG Holdings Co., Ltd. (Japan)	800	21,680
United Continental Holdings, Inc. †	734	56,995
Yangzijiang Shipbuilding Holdings, Ltd. (China)	62,100	61,936
		860,091
Utilities and power (2.1%)
AGL Energy, Ltd. (Australia)	329	4,680
American Electric Power Co., Inc.	4,967	427,758
CenterPoint Energy, Inc.	2,382	67,744
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	4,055	45,687
CLP Holdings, Ltd. (Hong Kong)	3,500	39,569
E.ON SE (Germany)	8,205	85,695
Endesa SA (Spain)	2,993	74,560
Enel Americas SA ADR (Chile)	2,134	17,051
Enel SpA (Italy)	18,917	117,877
Eni SpA (Italy)	6,191	93,397
Exelon Corp.	8,517	409,497
GAIL India, Ltd. (India)	5,012	26,141
Glow Energy PCL (Thailand)	4,200	10,916
Inter RAO UES PJSC (Russia)	421,088	25,947
Kansai Electric Power Co., Inc. (The) (Japan)	400	4,651
Kinder Morgan, Inc.	12,076	240,916
Manila Electric Co. (Philippines)	1,430	10,568
Pinnacle West Capital Corp.	143	13,429
		1,716,083
Total common stocks (cost $34,941,198)		$39,975,889

	Principal
CORPORATE BONDS AND NOTES (28.3%)*	amount	Value
Basic materials (2.4%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$35,000	$36,740
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	5,000	5,506
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	30,000	34,182
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	30,000	30,900
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	20,000	18,906
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27 ##	10,000	10,104
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	55,000	57,200
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	55,000	55,344
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	55,000	55,000
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	35,000	34,956
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	5,000	5,050
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	15,000	14,664
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	50,000	48,130

30 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Basic materials cont.
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	$13,000	$13,118
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	29,000	30,681
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	45,000	38,588
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	59,000	60,423
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	25,000	22,625
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	35,000	35,000
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	4,000	3,900
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	80,000	75,600
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,375
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	37,000	37,774
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	30,000	31,350
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	20,000	17,060
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	75,000	75,188
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	26,000	26,930
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	47,000	47,245
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	35,000	35,175
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	35,000	34,738
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	50,000	47,750
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	25,000	26,568
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	85,000	85,605
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	14,000	13,538
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	15,000	15,825
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	25,000	25,000
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	25,000	25,188
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	30,000	30,600
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	20,000	19,695
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	40,000	36,150
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	75,000	73,079
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	7,000	7,413
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	18,000	17,279

Dynamic Risk Allocation Fund 31

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Basic materials cont.
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	$25,000	$25,976
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	35,000	34,650
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	16,000	15,952
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	11,000	10,977
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	40,000	45,900
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	15,000	15,338
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	30,000	30,555
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	10,000	10,700
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	30,000	29,250
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	45,000	45,338
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	15,000	13,575
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	33,000	33,578
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	34,000	30,363
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	56,000	55,369
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	18,000	24,034
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	14,000	18,586
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	35,000	36,575
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	15,000	15,769
		1,938,627
Capital goods (1.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	40,000	38,350
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27 ##	15,000	15,112
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	35,000	36,006
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	50,000	50,375
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	15,000	16,200
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	25,000	23,984
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	45,000	44,438
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	30,000	30,938
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	20,000	20,110
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	20,000	22,500
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	62,000	61,613

32 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	$30,000	$30,616
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	40,000	42,100
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	43,000	44,439
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	50,000	48,063
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	25,000	24,226
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	15,000	15,123
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	28,000	29,024
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	18,000	19,365
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	32,000	31,952
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	65,000	67,275
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	39,000	40,238
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	5,000	5,100
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	35,000	34,913
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	20,000	19,650
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	50,000	49,125
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	25,000	26,425
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	25,000	25,688
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	50,000	48,006
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	30,000	28,791
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	60,000	62,400
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	5,000	4,963
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	25,000	24,438
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	45,000	45,956
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	113,000	112,355
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	15,000	14,775
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	15,000	14,550
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	12,000	12,273
		1,281,455
Communication services (2.5%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	15,000	14,484
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	46,000	45,975
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	54,000	55,606
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	12,000	12,531
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	36,000	35,816

Dynamic Risk Allocation Fund 33

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	$35,000	$35,788
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	60,000	61,950
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	25,000	25,047
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	65,000	67,397
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	20,000	20,144
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	43,000	48,465
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	21,000	22,164
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	30,000	29,953
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	22,000	21,759
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	5,000	4,773
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	46,000	60,399
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	24,000	24,669
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	5,000	5,070
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	60,000	54,421
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	14,000	13,873
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	14,000	14,135
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	22,000	22,056
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	5,000	5,277
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	24,000	24,318
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	110,000	110,858
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	100,000	106,625
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	9,000	12,659
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	80,000	71,924
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	64,000	67,040
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	60,000	37,800
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	40,000	38,400
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	90,000	78,525
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	65,000	65,488

34 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	$20,000	$20,075
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	24,000	24,545
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	72,000	74,435
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	10,000	10,412
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	40,000	41,650
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	65,000	67,275
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	105,000	110,381
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	10,000	10,364
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	65,000	67,661
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	40,000	39,638
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	20,000	21,340
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	16,000	16,928
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	105,000	113,723
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	100,000	100,500
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	34,000	35,452
		2,069,768
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	250,000	249,158
		249,158
Consumer cyclicals (4.5%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	14,000	14,017
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	50,000	51,369
Amazon.com, Inc. sr. unsec. unsub. notes 3.30%, 12/5/21	68,000	69,419
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	10,000	8,775
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	35,000	31,806
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	10,000	10,163
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	20,000	20,500
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	30,000	30,484
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	2,000	2,089

Dynamic Risk Allocation Fund 35

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Consumer cyclicals cont.
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	$7,000	$7,115
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.80%, 4/11/26	25,000	24,519
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	42,000	41,512
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	20,000	20,200
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	35,000	36,054
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	35,000	35,613
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	38,000	38,930
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	30,000	28,303
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	13,000	12,747
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	6,000	6,143
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	35,000	35,219
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	25,000	26,680
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	90,000	84,805
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	65,000	63,570
Ecolab, Inc. sr. unsec. notes 4.35%, 12/8/21	45,000	47,060
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	51,000	50,337
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	5,000	5,175
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	15,000	15,525
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	30,000	30,450
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	35,000	35,788
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	20,000	20,943
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	20,000	20,150
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	35,000	34,173
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	11,000	11,108
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	5,000	4,956
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	30,000	30,779
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	35,000	37,073
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	30,000	29,775
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	115,000	115,666

36 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Consumer cyclicals cont.
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	$50,000	$49,375
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	32,000	34,418
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	16,005	16,625
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	29,008	30,350
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	22,000	23,100
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	178,000	188,236
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	97,000	103,669
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	10,000	9,450
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	35,000	32,725
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	40,000	42,900
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	35,000	35,821
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	25,000	23,500
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	30,000	28,650
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	59,000	56,661
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	15,000	15,919
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	45,000	45,225
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	10,000	10,250
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	10,000	10,025
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	30,000	30,825
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	35,000	35,875
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	55,000	56,645
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	45,000	46,013
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	55,000	55,413
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	25,000	24,346
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	40,000	39,564
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	37,000	37,301
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	25,000	25,313
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	25,000	24,500

Dynamic Risk Allocation Fund 37

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	$30,000	$30,300
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	35,000	34,650
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	10,000	10,025
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	55,000	64,625
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	5,000	5,206
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	10,000	9,548
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	45,000	45,356
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	65,000	65,569
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	19,000	20,669
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	16,000	15,980
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	30,000	30,230
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	49,000	51,389
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	50,000	50,282
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	15,000	15,150
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	25,000	25,688
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	115,000	113,563
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	55,000	54,840
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	35,000	34,570
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	35,523
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,675
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	40,000	40,431
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	93,000	90,791
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	35,000	34,300
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,756
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	25,000	24,754
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	10,000	10,110
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	67,000	108,832

38 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Consumer cyclicals cont.
Twin River Worldwide Holdings, Inc. 144A sr. unsec. notes
6.75%, 6/1/27	$10,000	$10,149
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	35,000	32,052
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	76,000	77,505
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	19,000	18,409
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	30,000	29,400
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	45,000	39,094
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	15,000	15,188
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	10,000	10,138
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	25,000	24,250
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	30,000	30,375
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	40,000	38,008
		3,714,064
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	50,000	49,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,031
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	35,000	36,575
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	14,000	14,246
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	16,000	18,093
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	19,000	20,644
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	16,000	16,877
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	45,000	45,225
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	35,000	29,750
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	5,000	5,850
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	5,000	5,213
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	15,000	15,038
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	27,000	27,902

Dynamic Risk Allocation Fund 39

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	$78,000	$103,978
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	30,000	35,146
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	35,000	25,900
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	10,000	10,063
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	50,000	50,313
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	35,000	34,738
IAA Spinco, Inc. 144A sr. unsec. notes 5.50%, 6/15/27 ##	5,000	5,075
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	35,000	34,869
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. notes
4.597%, 5/25/28	69,000	73,298
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.417%, 5/25/25	18,000	18,992
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	35,000	35,363
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	15,000	15,188
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	20,000	19,600
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	105,000	105,263
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	40,000	40,100
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	35,000	34,570
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	10,000	10,500
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	20,000	21,752
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	25,000	24,347
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	65,000	53,300
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	19,000	19,242
		1,081,041
Energy (3.5%)
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	25,000	24,719
Antero Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/1/25	5,000	4,744
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	20,000	19,930
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	35,000	35,875
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	31,000	32,895
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	20,000	18,744
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	59,000	58,897
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.161%, 9/19/19 (United Kingdom)	21,000	20,946

40 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Energy cont.
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	$15,000	$14,250
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	11,000	7,673
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	30,000	33,563
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	45,000	48,375
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	80,000	82,802
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	20,000	17,700
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	35,000	32,200
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	10,000	9,575
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	48,000	48,656
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	35,000	31,150
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	40,000	41,200
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	21,000	20,423
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	15,000	13,013
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	50,000	52,000
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	10,000	10,175
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	60,000	61,950
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	20,000	20,200
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	118,000	128,954
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.50%, 6/1/27	10,000	10,817
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	86,000	79,550
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	7,000	7,662
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	18,000	18,921
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	5,000	5,348
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	25,000	24,989
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	35,000	33,365
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	108,000	107,919
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	70,000	72,100
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	70,000	71,925
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	45,000	40,388

Dynamic Risk Allocation Fund 41

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Energy cont.
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	$50,000	$48,110
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	50,000	40,673
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	20,000	19,800
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	25,000	21,625
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	41,000	39,689
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	20,000	17,600
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	30,000	29,596
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	73,000	82,001
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	18,000	19,125
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	126,000	128,993
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	8,000	8,290
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	110,000	22,825
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	159,000	160,407
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	12,000	10,603
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	45,000	42,638
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	25,000	24,875
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	5,000	5,335
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	20,000	20,879
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	5,000	4,750
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	20,000	19,800
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	14,000	14,152
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	20,000	21,338
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	15,000	9,900
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	20,000	14,900
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	50,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	40,000	39,973
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	15,000	13,200
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	25,000	21,875
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	19,000	18,383
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	26,000	25,885

42 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	$25,000	$25,152
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	30,000	29,850
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	45,000	43,299
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	10,000	10,656
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	15,000	15,622
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	109,000	109,660
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	31,000	28,917
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	23,625	23,625
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	15,000	15,431
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	20,000	19,825
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	2,000	2,055
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	20,000	20,500
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	10,000	10,213
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	20,000	19,375
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	20,000	18,300
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	24,000	33,761
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	35,000	36,732
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	33,075
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	15,000	14,878
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	9,000	9,132
		2,830,876
Financials (6.6%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	32,000	31,903
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	63,000	64,934
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	30,000	29,140
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	40,000	40,350
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	20,000	20,400
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	65,000	82,388
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	45,000	48,150
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	34,000	40,800
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	49,000	52,430

Dynamic Risk Allocation Fund 43

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	$15,000	$16,313
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	40,000	39,815
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	11,000	10,952
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	170,000	208,597
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	25,000	25,322
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	7,000	6,946
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	8,000	8,065
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	43,000	42,988
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	245,000	243,530
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	5,000	5,113
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	25,000	25,419
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	42,000	44,990
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	32,000	35,099
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	24,000	25,762
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	35,000	36,444
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	88,000	92,962
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	43,000	43,541
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	54,000	54,099
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	15,000	15,427
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	35,000	36,600
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	35,000	36,983
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	15,000	15,150
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	25,000	25,875
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	40,000	40,514
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	330,000	328,686
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	22,000	27,217
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	15,000	15,544
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	20,000	20,750
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	54,000	57,560
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	18,000	18,174
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	40,000	40,100
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	56,000	58,132

44 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Financials cont.
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	$42,000	$43,851
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	15,000	14,590
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	15,000	12,488
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	30,000	25,125
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	30,000	31,613
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	30,000	31,167
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	61,000	63,391
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	86,000	87,834
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.943%, 12/13/19	62,000	61,891
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	108,000	107,931
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	37,000	35,774
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	7,000	7,196
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	40,000	39,336
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	22,000	22,953
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	30,000	30,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	30,000	30,563
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	15,000	15,131
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26	10,000	9,925
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	20,000	20,200
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	6,000	6,367
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	25,000	25,313
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	135,000	136,378
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	14,000	14,899
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	30,000	31,435
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	200,000	205,000
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	60,000	60,300
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	35,000	35,136
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	50,000	50,443
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	25,000	25,813
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	15,000	14,138
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	12,000	12,640

Dynamic Risk Allocation Fund 45

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Financials cont.
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	$48,000	$48,959
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	40,000	42,632
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	86,000	87,557
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	36,000	35,994
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	250,000	250,231
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	10,000	9,838
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	35,000	34,913
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	20,000	19,860
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	28,000	26,567
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	100,000	103,009
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	40,000	37,550
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	25,000	25,003
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	40,000	39,920
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	22,000	23,689
Skandinaviska Enskilda Banken AB 144A sr. unsec. unsub. notes
2.625%, 11/17/20 (Sweden)	270,000	270,509
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	15,000	15,727
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	10,000	10,125
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	35,000	36,477
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	45,000	44,550
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	43,000	46,077
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	31,000	31,170
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	200,000	199,396
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	200,000	198,889
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	55,000	53,350
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	23,000	24,163
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	27,000	28,654
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	52,000	52,048
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	150,000	149,577

46 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	$32,000	$31,685
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	40,000	36,800
		5,437,654
Health care (2.2%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	14,000	14,262
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	70,000	65,800
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	12,000	12,072
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	11,000	11,071
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	34,000	35,176
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	50,000	48,219
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	50,000	35,000
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26	40,000	43,313
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	45,000	47,363
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	15,000	15,087
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	35,000	37,669
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	20,000	19,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	10,000	9,888
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	65,000	63,334
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27	15,000	15,141
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	37,000	37,872
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	10,000	10,234
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24	40,000	40,523
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	30,000	31,316
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	15,000	15,146
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	20,000	20,744
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	75,000	71,415
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	70,000	46,550
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	20,000	19,160
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	1,000	747
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23	42,000	43,096
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	28,000	28,001
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	43,000	43,900
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	5,000	5,031
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	60,000	65,013
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	50,000	53,698
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	12,000	12,611

Dynamic Risk Allocation Fund 47

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	$35,000	$37,180
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	20,000	19,775
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	30,000	30,456
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	30,000	19,200
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	7,000	7,148
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	25,000	25,426
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	25,000	25,493
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	19,825
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	43,000	45,874
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	32,000	32,640
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	45,000	41,963
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	35,000	33,863
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	22,000	22,261
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	47,000	46,822
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	30,000	30,518
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	20,000	20,050
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	25,000	25,625
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	24,000	23,581
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	19,000	18,867
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	40,100
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	20,000	19,854
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	25,000	26,135
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	20,000	20,400
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	31,000	32,025
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	65,000	68,752
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	20,000	20,269
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	15,000	15,371
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	22,000	22,965
		1,810,790
Technology (2.0%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	22,000	21,057
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	32,000	32,041
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	14,000	14,943
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	24,000	24,237
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	20,000	21,904
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	54,000	54,762
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	15,000	14,944

48 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Technology cont.
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	$300,000	$—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	65,000	60,775
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	33,000	31,382
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	50,000	45,643
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	22,000	21,676
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	68,000	67,758
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	15,000	14,963
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	10,000	10,050
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	131,000	141,560
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	9,000	10,987
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	36,000	36,772
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	8,000	7,868
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	11,000	11,679
First Data Corp. 144A notes 5.75%, 1/15/24	40,000	40,950
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	32,000	33,823
Google, LLC sr. unsec. notes 3.375%, 2/25/24	18,000	18,861
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	2,000	1,735
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	15,000	15,173
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	10,000	12,596
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	55,000	56,450
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	81,000	79,628
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	11,000	11,444
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	82,000	80,802
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	65,000	63,730
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	96,000	95,882
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	30,000	29,738
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	30,000	30,525
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	46,000	48,895
Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	80,000	86,096
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	30,000	30,375
Star Merger Sub, Inc. 144A sr. notes 6.875%, 8/15/26	20,000	20,450
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	80,000	80,600
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	70,000	67,375
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	7,000	6,915
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	84,000	79,654
		1,636,698

Dynamic Risk Allocation Fund 49

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	$12,000	$11,844
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	11,000	11,346
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	20,036	20,603
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	40,000	40,400
		84,193
Utilities and power (1.3%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	140,000	144,200
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	40,000	40,901
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	20,000	20,125
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	29,000	31,382
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	49,000	56,465
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	22,000	21,574
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	5,000	6,466
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	50,000	48,386
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	25,000	24,471
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	15,000	15,113
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	4,000	3,974
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	29,000	28,826
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	22,000	23,290
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	20,000	26,265
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	28,000	29,770
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	47,000	46,068
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	70,000	81,752
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	25,000	25,621
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	17,000	17,957
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	32,000	32,484
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	43,000	43,167
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	15,000	19,294
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	21,000	19,346
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	5,000	5,406
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	25,000	26,594
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	15,000	15,656

50 Dynamic Risk Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (28.3%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	$15,000	$15,403
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	30,000	30,363
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	20,000	20,553
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	46,000	47,282
Vistra Energy Corp. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	33,000	34,714
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	25,000	26,844
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	20,000	20,569
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	20,000	20,500
		1,070,781
Total corporate bonds and notes (cost $23,116,181)		$23,205,105

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (15.4%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.5%)
Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 6/1/49	$2,000,000	$2,055,156
		2,055,156
U.S. Government Agency Mortgage Obligations (12.9%)
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 6/1/49	1,000,000	1,085,625
4.00%, 1/1/57	78,782	82,762
4.00%, TBA, 7/1/49	2,000,000	2,063,282
4.00%, TBA, 6/1/49	4,000,000	4,127,812
3.00%, TBA, 6/1/49	2,000,000	2,007,344
3.00%, TBA, 6/1/34	1,000,000	1,014,375
2.404%, 7/1/22 [i]	144,600	145,955
		10,527,155
Total U.S. government and agency mortgage obligations (cost $12,491,769)		$12,582,311

	Principal
COMMODITY LINKED NOTES (4.9%)*†††	amount	Value
Citigroup Global Markets Holding, Inc. sr. notes Ser. N, 1-month LIBOR less 0.15%, 2019 (Indexed to the S&P GSCI 3 Month Forward Total Return
Index multiplied by 3)	$1,499,000	$885,233
UBS AG/London 144A sr. notes, 1-month LIBOR less 0.25%, 2020 (Indexed
to the S&P GSCI Total Return Index multiplied by 3) (United Kingdom)	2,529,000	3,096,747
Total commodity linked notes (cost $4,028,000)		$3,981,980

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)*	amount	Value
Agency collateralized mortgage obligations (0.6%)
Federal Home Loan Mortgage Corporation IFB Ser. 3829, Class AS,
IO, ((-1 x 1 Month US LIBOR) + 6.95%), 4.51%, 3/15/41	$151,974	$25,358
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 9.38%, 8/25/28	42,898	49,586
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.43%, 9/25/28	106,187	119,945

Dynamic Risk Allocation Fund 51

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.43%, 7/25/25	$44,690	$48,888
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.33%, 11/25/24	22,392	25,160
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.68%, 1/25/29	50,000	54,189
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 5.03%, 5/25/24	34,000	35,513
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	153,573	30,331
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.609%, 6/20/43	264,336	44,468
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	273,543	28,082
Ser. 17-H22, Class EI, IO, 2.375%, 10/20/67 W	300,037	33,379
Ser. 15-H26, Class DI, IO, 1.923%, 10/20/65 W	288,597	27,820
		522,719
Commercial mortgage-backed securities (2.2%)
Citigroup Commercial Mortgage Trust FRB Ser. 14-GC19, Class XA,
IO, 1.158%, 3/10/47 W	1,010,776	46,895
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class XA, IO, 1.785%, 9/10/45 W	639,233	29,923
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.538%, 12/10/44 W	33,000	34,374
FRB Ser. 14-CR17, Class C, 4.778%, 5/10/47 W	37,000	38,726
FRB Ser. 14-UBS6, Class C, 4.456%, 12/10/47 W	113,000	114,375
FRB Ser. 14-LC15, Class XA, IO, 1.107%, 4/10/47 W	1,463,409	64,052
FRB Ser. 14-UBS6, Class XA, IO, 0.94%, 12/10/47 W	1,362,540	52,384
FRB Ser. 13-CR11, Class XA, IO, 0.936%, 8/10/50 W	641,274	22,702
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.361%, 12/15/49 W	125,000	128,790
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.338%, 8/10/44 W	100,000	104,087
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO,
0.988%, 6/10/47 W	1,761,298	60,816
GS Mortgage Securities Trust 144A FRB Ser. 13-GC16, Class D,
5.311%, 11/10/46 W	43,000	45,928
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.558%, 9/15/47 W	118,000	119,643
FRB Ser. 14-C22, Class XA, IO, 0.859%, 9/15/47 W	3,309,659	119,596
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.127%, 4/20/48 W	147,000	143,850
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	45,000	47,050
FRB Ser. 14-C17, Class C, 4.465%, 8/15/47 W	44,000	44,568
Ser. 12-C5, Class AS, 3.792%, 8/15/45	41,000	42,154
FRB Ser. 14-C17, Class XA, IO, 1.138%, 8/15/47 W	557,032	23,972
FRB Ser. 13-C12, Class XA, IO, 0.613%, 10/15/46 W	725,079	16,138
Morgan Stanley Capital I Trust 144A Ser. 12-C4, Class C,
5.42%, 3/15/45 W	100,000	103,378

52 Dynamic Risk Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.8%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.031%, 8/10/49 W	$50,000	$52,005
FRB Ser. 12-C2, Class D, 4.891%, 5/10/63 W	48,000	47,134
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C,
4.286%, 7/15/46 W	45,000	45,323
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	33,000	35,487
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	48,000	50,742
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.683%, 3/15/44 W	47,000	43,355
FRB Ser. 12-C6, Class D, 5.582%, 4/15/45 W	25,000	25,547
FRB Ser. 11-C5, Class XA, IO, 1.725%, 11/15/44 W	948,744	29,292
FRB Ser. 12-C10, Class XA, IO, 1.559%, 12/15/45 W	820,952	37,695
		1,769,981
Residential mortgage-backed securities (non-agency) (1.0%)
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.918%, 5/25/35 W	51,453	53,216
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.421%, 6/25/46	182,224	167,085
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%),
2.64%, 4/25/47	27,924	24,584
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.13%, 4/25/28	155,808	176,541
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.68%, 4/25/29	10,000	11,008
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.43%, 5/25/25	10,009	10,761
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 4.68%, 7/25/30	10,000	10,140
Federal National Mortgage Association 144A Connecticut Avenue
Securities Trust FRB Ser. 19-R02, Class 1M2, (1 Month US LIBOR
+ 2.30%), 4.73%, 8/25/31	16,000	16,203
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
2.55%, 5/25/47	28,631	22,368
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.455%, 2/25/35 W	19,684	20,592
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.30%, 8/26/47 W	80,000	78,876
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 3.33%, 11/25/34	65,976	66,116
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.28%, 5/25/47	56,611	47,186
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.104%, 9/25/35 W	23,363	23,635
FRB Ser. 05-AR12, Class 1A8, 3.995%, 10/25/35 W	92,770	92,549
		820,860
Total mortgage-backed securities (cost $3,117,158)		$3,113,560

Dynamic Risk Allocation Fund 53

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (1.2%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)		$255,000	$191,250
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		150,000	108,000
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		160,000	113,000
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		200,000	212,494
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	200,000	206,293
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$105,000	116,155
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †		51,000	14,216
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †		82,000	22,755
Total foreign government and agency bonds and notes (cost $1,140,331)			$984,163

		Principal
ASSET-BACKED SECURITIES (1.0%)*		amount	Value
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 3.28%, 11/25/51		$37,000	$37,000
Station Place Securitization Trust 144A
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
3.187%, 2/24/20		159,000	159,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
3.187%, 9/24/19		248,000	248,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
3.187%, 7/24/19		242,000	242,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
zero %, 6/24/20		60,000	60,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A,
(1 Month US LIBOR + 0.60%), 3.077%, 1/25/46		114,014	112,920
Total asset-backed securities (cost $859,556)			$858,920

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.7%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Apr-20/$255.00	$4,033,256		$14,652	$150,848
SPDR S&P 500 ETF Trust (Put)	May-20/250.00	4,048,946		14,709	141,236
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Feb-20/240.00	4,033,256		14,652	85,839
SPDR S&P 500 ETF Trust (Put)	Jan-20/230.00	4,033,256		14,652	55,680
Goldman Sachs International
AUD/JPY (Put)	Aug-19/JPY 76.00	1,009,403	AUD	1,455,100	23,690
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Mar-20/$250.00	$4,033,256		$14,652	126,593
SPDR S&P 500 ETF Trust (Put)	Dec-19/215.00	4,033,256		14,652	28,574
Total purchased options outstanding (cost $682,976)					$612,460

54 Dynamic Risk Allocation Fund

	Principal
SENIOR LOANS (0.7%)*[c]	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.723%, 12/15/24	$54,251	$53,030
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.823%, 6/21/24	73,688	71,692
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.178%, 12/31/22	25,000	23,875
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	9,644	9,560
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.233%, 4/16/21	13,205	13,172
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.518%, 5/1/26	70,012	70,042
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.727%, 5/21/24	44,769	42,643
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.592%, 10/16/23	19,357	19,107
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.313%, 5/25/25	62	61
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.89%, 11/6/24	93,763	93,646
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.763%, 10/25/20	56,296	50,695
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.576%, 11/3/23	9,786	9,038
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 6.129%, 9/7/23	28,478	22,984
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.50%, 2/28/26	30,000	25,800
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 6.00%, 2/28/25	29,700	27,473
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.483%, 3/28/25	69,288	66,499
Total senior loans (cost $646,930)		$599,317

	Expiration	Strike
WARRANTS (0.2%)* †	date	price	Warrants	Value
Bank of Shanghai Co., Ltd. 144A (China)	12/12/19	$0.00	32,829	$53,550
China Resources Sanjiu Medical &
Pharmaceutical Co., Ltd. 144A (China)	2/25/20	0.00	4,700	18,758
Gree Electric Appliances of Zhuhai, Inc.
144A (China)	8/29/19	0.00	7,900	59,865
Guangdong Kangmei Pharmaceutic 144A (China)	12/12/19	0.00	9,771	5,931
Seazen Holdings Co., Ltd. 144A (China)	4/17/20	0.00	354	1,897
Total warrants (cost $138,727)				$140,001

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$50,320
Nine Point Energy 6.75% cv. pfd. F	11	2,200
Total convertible preferred stocks (cost $45,286)		$52,520

Dynamic Risk Allocation Fund 55

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$20,000	$18,378
Total convertible bonds and notes (cost $18,678)		$18,378

	Principal amount/
SHORT-TERM INVESTMENTS (9.9%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.56% [d]	Shares	80,100	$80,100
Putnam Short Term Investment Fund 2.52% L	Shares	4,614,804	4,614,804
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.32% P	Shares	156,000	156,000
U.S. Treasury Bills 2.531%, 6/6/19		$483,001	482,915
U.S. Treasury Bills 2.528%, 6/20/19		127,999	127,863
U.S. Treasury Bills 2.484%, 7/18/19 # §		1,131,000	1,127,755
U.S. Treasury Bills 2.476%, 7/25/19 # §		1,138,000	1,134,230
U.S. Treasury Bills 2.462%, 8/1/19 # §		187,000	186,298
U.S. Treasury Bills 2.451%, 7/11/19		225,001	224,455
Total short-term investments (cost $8,133,539)			$8,134,420

TOTAL INVESTMENTS
Total investments (cost $89,360,329)			$94,259,024

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

56 Dynamic Risk Allocation Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $81,905,599.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $668,800 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,742,961 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $10,600,802 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Dynamic Risk Allocation Fund 57

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	77.5%	Netherlands	0.9%
United Kingdom	5.8	Germany	0.7
Japan	2.0	Brazil	0.7
Australia	1.4	South Korea	0.6
China	1.4	Mexico	0.5
France	1.3	Hong Kong	0.5
Canada	1.1	Other	4.7
Switzerland	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $34,593,010)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/17/19	$854,353	$877,056	$(22,703)
	British Pound	Buy	6/19/19	340,977	358,546	(17,569)
	British Pound	Sell	6/19/19	340,977	355,635	14,658
	Canadian Dollar	Buy	7/17/19	253,017	254,446	(1,429)
	Euro	Sell	6/19/19	1,026,949	1,065,317	38,368
	Japanese Yen	Sell	8/21/19	247,762	238,471	(9,291)
	Norwegian Krone	Buy	6/19/19	86,285	87,284	(999)
	Norwegian Krone	Sell	6/19/19	86,285	86,741	456
Barclays Bank PLC
	British Pound	Sell	6/19/19	138,415	142,279	3,864
	Canadian Dollar	Sell	7/17/19	222,057	227,165	5,108
	Euro	Sell	6/19/19	103,579	113,515	9,936
	Euro	Sell	9/18/19	125,872	125,316	(556)
	Hong Kong Dollar	Sell	8/21/19	427,395	427,537	142
	Norwegian Krone	Buy	6/19/19	42,954	44,060	(1,106)
	Norwegian Krone	Sell	6/19/19	42,954	43,180	226
	Norwegian Krone	Buy	9/18/19	124,814	124,642	172
	Swedish Krona	Buy	6/19/19	208,230	212,230	(4,000)
	Swedish Krona	Sell	6/19/19	208,230	206,835	(1,395)
Citibank, N.A.
	Australian Dollar	Buy	7/17/19	372,651	386,303	(13,652)
	British Pound	Buy	6/19/19	153,345	155,143	(1,798)
	British Pound	Sell	6/19/19	153,345	154,422	1,077
	Canadian Dollar	Sell	7/17/19	222,056	225,682	3,626
	Danish Krone	Sell	6/19/19	62,600	55,181	(7,419)
	Euro	Buy	6/19/19	399,326	401,973	(2,647)
	Euro	Sell	6/19/19	399,326	408,845	9,519
	Japanese Yen	Sell	8/21/19	367,171	355,517	(11,654)
	New Zealand Dollar	Sell	7/17/19	44,593	42,031	(2,562)

58 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $34,593,010) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Citibank, N.A. cont.
	Norwegian Krone	Buy	6/19/19	$11,204	$11,493	$(289)
	Norwegian Krone	Sell	6/19/19	11,204	11,263	59
	Credit Suisse International
	Australian Dollar	Buy	7/17/19	402,171	416,659	(14,488)
	Euro	Buy	6/19/19	126,285	126,524	(239)
	Euro	Sell	6/19/19	126,285	126,373	88
	Goldman Sachs International
	Australian Dollar	Sell	7/17/19	129,403	122,185	(7,218)
	Euro	Buy	6/19/19	46,309	34,213	12,096
	Japanese Yen	Sell	8/21/19	1,281,162	1,244,963	(36,199)
	New Zealand Dollar	Sell	7/17/19	169,665	169,141	(524)
	Norwegian Krone	Buy	6/19/19	124,208	135,906	(11,698)
	Swedish Krona	Sell	6/19/19	13,350	6,273	(7,077)
	HSBC Bank USA, National Association
	Australian Dollar	Buy	7/17/19	132,182	144,669	(12,487)
	British Pound	Buy	6/19/19	578,839	608,681	(29,842)
	British Pound	Sell	6/19/19	578,839	600,445	21,606
	Canadian Dollar	Sell	7/17/19	162,654	165,977	3,323
	Euro	Sell	6/19/19	1,500,994	1,518,450	17,456
	Japanese Yen	Sell	8/21/19	762,812	742,297	(20,515)
	Norwegian Krone	Buy	6/19/19	207,315	210,207	(2,892)
	Norwegian Krone	Sell	6/19/19	207,315	212,115	4,800
	Swedish Krona	Buy	6/19/19	63,901	63,477	424
	Swedish Krona	Sell	6/19/19	63,901	63,317	(584)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/17/19	169,829	174,560	4,731
	British Pound	Buy	6/19/19	397,533	417,911	(20,378)
	British Pound	Sell	6/19/19	397,533	403,513	5,980
	Canadian Dollar	Sell	7/17/19	33,478	36,705	3,227
	Euro	Buy	6/19/19	6,365,495	6,529,549	(164,054)
	Japanese Yen	Buy	8/21/19	5,688,568	5,534,880	153,688
	New Zealand Dollar	Sell	7/17/19	249,029	252,397	3,368
	Norwegian Krone	Buy	6/19/19	325,292	338,988	(13,696)
	Singapore Dollar	Sell	8/21/19	73,893	74,528	635
	Swedish Krona	Sell	6/19/19	181,446	183,620	2,174
	Swiss Franc	Sell	6/19/19	413,179	417,995	4,816
	NatWest Markets PLC
	Australian Dollar	Sell	7/17/19	163,021	159,808	(3,213)
	Canadian Dollar	Sell	7/17/19	217,317	220,988	3,671
	Euro	Buy	6/19/19	968,113	971,356	(3,243)
	Euro	Sell	6/19/19	968,113	982,731	14,618
	Japanese Yen	Sell	8/21/19	242,192	235,335	(6,857)
	Norwegian Krone	Buy	6/19/19	158,495	163,507	(5,012)

Dynamic Risk Allocation Fund 59

FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $34,593,010) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/17/19	$12,086	$9,287	$(2,799)
	British Pound	Sell	6/19/19	40,993	49,058	8,065
	Canadian Dollar	Sell	7/17/19	180,801	183,169	2,368
	Euro	Buy	6/19/19	304,472	305,599	(1,127)
	Euro	Sell	6/19/19	304,472	311,423	6,951
	Israeli Shekel	Buy	7/17/19	7,248	7,283	(35)
	Japanese Yen	Sell	8/21/19	142,075	135,170	(6,905)
	New Zealand Dollar	Sell	7/17/19	43,939	45,921	1,982
	Norwegian Krone	Buy	6/19/19	394,828	409,992	(15,164)
	Swedish Krona	Sell	6/19/19	337,352	346,320	8,968
UBS AG
	Euro	Sell	6/19/19	319,237	327,430	8,193
	Japanese Yen	Sell	8/21/19	370,463	359,948	(10,515)
WestPac Banking Corp.
	Australian Dollar	Buy	7/17/19	27,298	30,249	(2,951)
	Canadian Dollar	Buy	7/17/19	229,908	233,097	(3,189)
	Euro	Buy	6/19/19	91,834	91,895	(61)
	Euro	Sell	6/19/19	91,834	94,270	2,436
	Japanese Yen	Sell	8/21/19	663,297	644,548	(18,749)
Unrealized appreciation						382,875
Unrealized (depreciation)						(520,780)
Total						$(137,905)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 5/31/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Bobl 5 yr (Long)	16	$2,393,740	$2,393,739	Jun-19	$22,522
Euro-Bund 10 yr (Long)	23	4,325,404	4,325,403	Jun-19	94,889
Euro-Buxl 30 yr (Long)	8	1,764,740	1,764,739	Jun-19	96,343
Euro-Schatz 2 yr (Long)	15	1,878,404	1,878,404	Jun-19	3,687
Japanese Government Bond
10 yr (Long)	7	9,896,184	9,896,184	Jun-19	23,255
Russell 2000 Index E-Mini (Long)	18	1,318,938	1,319,850	Jun-19	(68,272)
S&P 500 Index E-Mini (Long)	50	6,880,150	6,881,500	Jun-19	(127,678)
S&P 500 Index E-Mini (Short)	22	3,027,266	3,027,860	Jun-19	26,521
U.K. Gilt 10 yr (Long)	16	2,622,560	2,622,560	Sep-19	14,401
U.S. Treasury Bond 30 yr (Long)	3	461,156	461,156	Sep-19	10,110
U.S. Treasury Bond Ultra 30 yr (Long)	8	1,406,250	1,406,250	Sep-19	43,482
U.S. Treasury Note 2 yr (Long)	11	2,361,391	2,361,391	Sep-19	9,475
U.S. Treasury Note 5 yr (Long)	25	2,934,180	2,934,180	Sep-19	22,991

60 Dynamic Risk Allocation Fund

FUTURES CONTRACTS OUTSTANDING at 5/31/19 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 10 yr (Long)	26	$3,295,500	$3,295,500	Sep-19	$40,160
U.S. Treasury Note 10 yr (Short)	253	32,067,750	32,067,750	Sep-19	(391,930)
Unrealized appreciation					407,836
Unrealized (depreciation)					(587,880)
Total					$(180,044)

WRITTEN OPTIONS OUTSTANDING at 5/31/19 (premiums $18,994)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Call)	Jun-19/$288.50	$4,958,163		$18,012	$7,147
SPDR S&P 500 ETF Trust (Call)	Jun-19/297.50	4,908,064		17,830	267
Goldman Sachs International
AUD/JPY (Put)	Aug-19/JPY 72.00	1,514,070	AUD	2,182,600	8,983
Total					$16,397

TBA SALE COMMITMENTS OUTSTANDING at 5/31/19 (proceeds receivable $4,070,508)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 6/1/49	$3,000,000	6/13/19	$3,095,859
Federal National Mortgage Association, 3.00%, 6/1/49	1,000,000	6/13/19	1,003,672
Total			$4,099,531

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,638,000	$18,523 E	$(4,894)	6/19/21	3 month USD-	2.55% —	$13,629
				LIBOR-BBA —	Semiannually
				Quarterly
4,821,000	54,516 E	25,260	6/19/21	2.55% —	3 month USD-	(29,255)
				Semiannually	LIBOR-BBA —
					Quarterly
788,500	21,598 E	(9,488)	6/19/24	3 month USD-	2.50% —	12,109
				LIBOR-BBA —	Semiannually
				Quarterly
2,581,200	70,702 E	32,846	6/19/24	2.50% —	3 month USD-	(37,856)
				Semiannually	LIBOR-BBA —
					Quarterly
22,145,800	1,118,695 E	(529,215)	6/19/29	3 month USD-	2.65% —	589,480
				LIBOR-BBA —	Semiannually
				Quarterly
4,231,600	213,759 E	101,936	6/19/29	2.65% —	3 month USD-	(111,823)
				Semiannually	LIBOR-BBA —
					Quarterly
793,800	88,284 E	(28,303)	6/19/49	3 month USD-	2.80% —	59,981
				LIBOR-BBA —	Semiannually
				Quarterly

Dynamic Risk Allocation Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$306,600	$34,099 E	$15,506	6/19/49	2.80% —	3 month USD-	$(18,593)
				Semiannually	LIBOR-BBA —
					Quarterly
252,000	9,090	(3)	5/3/29	3 month USD-	2.493% —	9,053
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$(396,355)				$486,725

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$12,928,087	$12,012,271	$—	6/20/23	(3 month USD-	A basket (MLFCF15)	$(912,767)
				LIBOR-BBA plus	of common
				0.10%) — Quarterly stocks	— Quarterly *
12,932,517	12,122,945	—	6/20/23	3 month USD-	Russell 1000 Total	835,565
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
Barclays Bank PLC
9,103	8,594	—	1/12/43	3.50% (1 month	Synthetic TRS	(433)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
269,443	251,750	—	1/12/41	4.00% (1 month	Synthetic TRS	(15,180)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
4,119,990	4,064,190	—	11/26/19	(3 month USD-	A basket	(54,957)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
3,562,834	3,501,212	—	11/26/19	3 month USD-	Russell 1000 Total	62,139
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
Credit Suisse International
22,776	21,108	—	1/12/45	3.50% (1 month	Synthetic TRS	(1,470)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

62 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$269,443	$251,750	—	1/12/41	(4.00%) 1 month	Synthetic TRS	$15,180
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		912,884
Upfront premium (paid)		—		Unrealized (depreciation)		(984,807)
Total		$—		Total		$(71,923)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Alphabet, Inc. Class A	Technology	465	$514,717	4.28%
JPMorgan Chase & Co.	Financials	3,226	341,850	2.85%
Cisco Systems, Inc.	Technology	5,619	292,370	2.43%
Chevron Corp.	Energy	2,463	280,373	2.33%
Verizon Communications, Inc.	Communication services	4,900	266,338	2.22%
Boeing Co. (The)	Capital goods	764	261,059	2.17%
Amazon.com, Inc.	Consumer cyclicals	147	260,836	2.17%
Apple, Inc.	Technology	1,484	259,792	2.16%
Microsoft Corp.	Technology	2,078	257,062	2.14%
Citigroup, Inc.	Financials	3,858	239,804	2.00%
Home Depot, Inc. (The)	Consumer cyclicals	1,251	237,559	1.98%
Oracle Corp.	Technology	4,655	235,563	1.96%
Starbucks Corp.	Consumer staples	3,078	234,137	1.95%
IBM Corp.	Technology	1,748	222,028	1.85%
Adobe, Inc.	Technology	760	205,754	1.71%
Coca-Cola Co. (The)	Consumer staples	4,127	202,768	1.69%
Johnson & Johnson	Health care	1,252	164,169	1.37%
Medtronic PLC	Health care	1,749	161,883	1.35%
Lowe’s Cos., Inc.	Consumer cyclicals	1,654	154,270	1.28%
PepsiCo, Inc.	Consumer staples	1,196	153,116	1.27%
Abbott Laboratories	Health care	1,991	151,569	1.26%
Merck & Co., Inc.	Health care	1,862	147,452	1.23%
ConocoPhillips	Energy	2,275	134,114	1.12%
Lockheed Martin Corp.	Capital goods	395	133,805	1.11%
Amgen, Inc.	Health care	794	132,368	1.10%
Honeywell International, Inc.	Capital goods	800	131,496	1.09%
Intuit, Inc.	Technology	510	124,800	1.04%
Automatic Data Processing, Inc.	Consumer cyclicals	703	112,507	0.94%
MetLife, Inc.	Financials	2,405	111,144	0.93%
Facebook, Inc. Class A	Technology	616	109,281	0.91%
Mondelez International, Inc. Class A	Consumer staples	2,096	106,580	0.89%

Dynamic Risk Allocation Fund 63

A BASKET (MLFCF15) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Walmart, Inc.	Consumer cyclicals	1,020	$103,483	0.86%
NXP Semiconductors NV	Technology	1,171	103,252	0.86%
Xilinx, Inc.	Technology	969	99,144	0.83%
Delta Air Lines, Inc.	Transportation	1,814	93,400	0.78%
Walgreens Boots Alliance, Inc.	Consumer staples	1,811	89,332	0.74%
Morgan Stanley	Financials	2,179	88,668	0.74%
Procter & Gamble Co. (The)	Consumer staples	842	86,662	0.72%
eBay, Inc.	Technology	2,409	86,556	0.72%
Exelon Corp.	Utilities and power	1,779	85,548	0.71%
AbbVie, Inc.	Health care	1,041	79,823	0.66%
Sysco Corp.	Consumer staples	1,138	78,305	0.65%
Booking Holdings, Inc.	Consumer cyclicals	47	78,218	0.65%
Ingersoll-Rand PLC	Capital goods	634	75,044	0.62%
Waste Management, Inc.	Capital goods	676	73,885	0.62%
LyondellBasell Industries NV Class A	Basic materials	988	73,334	0.61%
Valero Energy Corp.	Energy	1,032	72,619	0.60%
Pfizer, Inc.	Health care	1,723	71,553	0.60%
Phillips 66	Energy	877	70,847	0.59%
Cummins, Inc.	Capital goods	469	70,663	0.59%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Walt Disney Co. (The)	Consumer cyclicals	833	$109,926	2.70%
JPMorgan Chase & Co.	Financials	1,034	109,562	2.70%
Alphabet, Inc. Class A	Technology	88	97,078	2.39%
Honeywell International, Inc.	Capital goods	504	82,856	2.04%
Microsoft Corp.	Technology	660	81,676	2.01%
Starbucks Corp.	Consumer staples	1,023	77,793	1.91%
Mondelez International, Inc. Class A	Consumer staples	1,463	74,415	1.83%
Apple, Inc.	Technology	418	73,247	1.80%
Automatic Data Processing, Inc.	Consumer cyclicals	456	72,997	1.80%
Intercontinental Exchange, Inc.	Financials	865	71,150	1.75%
Texas Instruments, Inc.	Technology	680	70,897	1.74%
American Electric Power Co., Inc.	Utilities and power	817	70,397	1.73%
Coca-Cola Co. (The)	Consumer staples	1,395	68,519	1.69%
TJX Cos., Inc. (The)	Consumer cyclicals	1,359	68,334	1.68%
Intuit, Inc.	Technology	276	67,479	1.66%
Raytheon Co.	Capital goods	385	67,219	1.65%
U.S. Bancorp	Financials	1,334	66,989	1.65%
Exelon Corp.	Utilities and power	1,387	66,670	1.64%
Northrop Grumman Corp.	Capital goods	219	66,458	1.64%
Fidelity National Information	Technology	540	64,930	1.60%
Services, Inc.
AutoZone, Inc.	Consumer cyclicals	59	60,363	1.49%
Sysco Corp.	Consumer staples	850	58,475	1.44%

64 Dynamic Risk Allocation Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Waste Management, Inc.	Capital goods	530	$57,922	1.43%
T-Mobile US, Inc.	Communication services	782	57,428	1.41%
Exxon Mobil Corp.	Energy	807	57,078	1.40%
Allstate Corp. (The)	Financials	587	56,084	1.38%
Omnicom Group, Inc.	Consumer cyclicals	703	54,380	1.34%
Cognizant Technology Solutions	Technology	872	54,018	1.33%
Corp. Class A
Johnson & Johnson	Health care	405	53,179	1.31%
Amazon.com, Inc.	Consumer cyclicals	30	53,043	1.31%
Humana, Inc.	Health care	208	50,821	1.25%
Cisco Systems, Inc.	Technology	965	50,216	1.24%
Centene Corp.	Health care	855	49,398	1.22%
Norfolk Southern Corp.	Transportation	249	48,583	1.20%
Annaly Capital Management, Inc. R	Financials	5,331	46,969	1.16%
Comerica, Inc.	Financials	659	45,338	1.12%
Occidental Petroleum Corp.	Energy	895	44,523	1.10%
Verizon Communications, Inc.	Communication services	813	44,183	1.09%
Pfizer, Inc.	Health care	1,055	43,805	1.08%
VICI Properties, Inc. R	Financials	1,931	42,839	1.05%
Baxter International, Inc.	Health care	558	41,003	1.01%
Merck & Co., Inc.	Health care	513	40,608	1.00%
Kinder Morgan, Inc.	Utilities and power	1,989	39,682	0.98%
Ross Stores, Inc.	Consumer cyclicals	417	38,755	0.95%
Hershey Co. (The)	Consumer staples	272	35,859	0.88%
NXP Semiconductors NV	Technology	403	35,545	0.87%
Cadence Design Systems, Inc.	Technology	548	34,820	0.86%
Procter & Gamble Co. (The)	Consumer staples	332	34,197	0.84%
Garmin, Ltd.	Technology	442	33,785	0.83%
F5 Networks, Inc.	Technology	252	33,333	0.82%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,500,000	$11,882	$—	4/7/26	(1.858%) — At	USA Non Revised	$11,882
				maturity	Consumer Price
Index-Urban
(CPI-U) — At
maturity
1,400,000	14,665	—	8/7/25	(1.92%) — At	USA Non Revised	(14,665)
				maturity	Consumer Price
Index-Urban
(CPI-U) — At
maturity

Dynamic Risk Allocation Fund 65

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,100,000	$19,665	$(18)	3/7/29	(2.138%) — At	USA Non Revised	$(19,683)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	22,730	(24)	2/7/29	(2.099%) — At	USA Non Revised	(22,754)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,400,000	59,163	(24)	4/6/28	(2.3075%) — At	USA Non Revised	(59,186)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
3,500,000	68,905	(38)	11/7/27	(2.1438%) — At	USA Non Revised	(68,942)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
700,000	77,291	—	9/10/22	(2.5925%) — At	USA Non Revised	(77,291)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,000,000	80,094	—	12/5/26	(2.308%) — At	USA Non Revised	(80,094)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,700,000	84,252	(29)	7/9/28	(2.3875%) — At	USA Non Revised	(84,281)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,600,000	170,814	—	8/8/22	(2.5325%) — At	USA Non Revised	(170,814)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
6,000,000	275,724	(99)	7/2/28	(2.356%) — At	USA Non Revised	(275,825)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
2,600,000	350,532	—	1/9/23	(2.76%) — At	USA Non Revised	(350,532)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(232)				$(1,212,185)

66 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	$2,730	$13,000	$2,713	5/11/63	500 bp —	$17
Index						Monthly
CMBX NA BB.6	BB/P	4,923	20,000	4,174	5/11/63	500 bp —	768
Index						Monthly
CMBX NA BB.7	BB/P	555	4,000	494	1/17/47	500 bp —	66
Index						Monthly
CMBX NA BB.7	BB/P	643	5,000	617	1/17/47	500 bp —	31
Index						Monthly
CMBX NA BB.7	BB/P	966	8,000	987	1/17/47	500 bp —	(13)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	280	3,000	142	1/17/47	300 bp —	140
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	158	7,000	18	5/11/63	200 bp —	143
Index						Monthly
CMBX NA A.6	A/P	997	20,000	50	5/11/63	200 bp —	955
Index						Monthly
CMBX NA A.6	A/P	893	46,000	115	5/11/63	200 bp —	796
Index						Monthly
CMBX NA A.6	A/P	4,009	79,000	198	5/11/63	200 bp —	3,842
Index						Monthly
CMBX NA A.7	A-/P	1,040	25,000	328	1/17/47	200 bp —	1,377
Index						Monthly
CMBX NA A.7	A-/P	943	24,000	314	1/17/47	200 bp —	1,267
Index						Monthly
CMBX NA A.7	A-/P	294	8,000	105	1/17/47	200 bp —	402
Index						Monthly
CMBX NA BB.7	BB/P	936	7,000	864	1/17/47	500 bp —	79
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,393	12,000	1,296	5/11/63	300 bp —	104
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	607	12,000	30	5/11/63	200 bp —	582
Index						Monthly
CMBX NA A.6	A/P	301	13,000	33	5/11/63	200 bp —	273
Index						Monthly
CMBX NA A.6	A/P	759	15,000	38	5/11/63	200 bp —	728
Index						Monthly
CMBX NA A.6	A/P	781	15,000	38	5/11/63	200 bp —	749
Index						Monthly
CMBX NA A.6	A/P	1,248	19,000	48	5/11/63	200 bp —	1,208
Index						Monthly
CMBX NA A.6	A/P	1,133	22,000	55	5/11/63	200 bp —	1,087
Index						Monthly
CMBX NA A.6	A/P	1,186	24,000	60	5/11/63	200 bp —	1,135
Index						Monthly

Dynamic Risk Allocation Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$1,988	$31,000	$78	5/11/63	200 bp —	$1,923
Index						Monthly
CMBX NA A.6	A/P	1,083	35,000	88	5/11/63	200 bp —	1,009
Index						Monthly
CMBX NA A.6	A/P	1,820	58,000	145	5/11/63	200 bp —	1,697
Index						Monthly
CMBX NA A.6	A/P	3,736	62,000	155	5/11/63	200 bp —	3,605
Index						Monthly
CMBX NA A.6	A/P	3,257	64,000	160	5/11/63	200 bp —	3,122
Index						Monthly
CMBX NA BBB–.6	BBB–/P	109	1,000	108	5/11/63	300 bp —	1
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	432	5/11/63	300 bp —	(113)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,056	9,000	972	5/11/63	300 bp —	89
Index						Monthly
CMBX NA BBB–.6	BBB–/P	613	9,000	972	5/11/63	300 bp —	(354)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,266	15,000	1,620	5/11/63	300 bp —	(345)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,941	23,000	2,484	5/11/63	300 bp —	(530)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,261	35,000	3,780	5/11/63	300 bp —	502
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,939	79,000	8,532	5/11/63	300 bp —	(2,547)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,253	88,000	9,504	5/11/63	300 bp —	(1,199)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	1,059	5,000	1,044	5/11/63	500 bp —	21
Index						Monthly
CMBX NA BB.6	BB/P	1,270	6,000	1,252	5/11/63	500 bp —	24
Index						Monthly
CMBX NA A.6	A/P	10,996	478,000	1,195	5/11/63	200 bp —	10,000
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,716	81,000	8,748	5/11/63	300 bp —	2,015
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	622	46,000	115	5/11/63	200 bp —	525
Index						Monthly
CMBX NA BB.6	BB/P	1,473	6,000	1,252	5/11/63	500 bp —	227
Index						Monthly
CMBX NA BB.6	BB/P	3,203	13,000	2,713	5/11/63	500 bp —	503
Index						Monthly
Upfront premium received		91,753		Unrealized appreciation			41,012
Upfront premium (paid)		—		Unrealized (depreciation)			(5,101)
Total		$91,753		Total			$35,911

68 Dynamic Risk Allocation Fund

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(22)	$3,000	$39	1/17/47	(200 bp) —	$(63)
					Monthly
CMBX NA BB.10 Index	(877)	8,000	941	11/17/59	(500 bp) —	56
					Monthly
CMBX NA BB.10 Index	(417)	4,000	470	11/17/59	(500 bp) —	49
					Monthly
CMBX NA BB.11 Index	(1,684)	13,000	1,699	11/18/54	(500 bp) —	2
					Monthly
CMBX NA BB.9 Index	(1,828)	13,000	1,678	9/17/58	(500 bp) —	(162)
					Monthly
CMBX NA BB.9 Index	(1,393)	9,000	1,162	9/17/58	(500 bp) —	(240)
					Monthly
CMBX NA BB.9 Index	(1,386)	9,000	1,162	9/17/58	(500 bp) —	(233)
					Monthly
CMBX NA BB.9 Index	(1,386)	9,000	1,162	9/17/58	(500 bp) —	(233)
					Monthly
CMBX NA BB.9 Index	(1,075)	8,000	1,033	9/17/58	(500 bp) —	(50)
					Monthly
CMBX NA BB.9 Index	(1,040)	8,000	1,033	9/17/58	(500 bp) —	(15)
					Monthly
CMBX NA BB.9 Index	(626)	4,000	516	9/17/58	(500 bp) —	(114)
					Monthly
CMBX NA BBB–.6 Index	(49,772)	450,000	48,600	5/11/63	(300 bp) —	(1,434)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(1,070)	9,000	1,058	11/17/59	(500 bp) —	(21)
					Monthly
CMBX NA BB.10 Index	(1,201)	9,000	1,058	11/17/59	(500 bp) —	(151)
					Monthly
CMBX NA BB.10 Index	(622)	5,000	588	11/17/59	(500 bp) —	(38)
					Monthly
CMBX NA BB.7 Index	(2,012)	114,000	23,792	5/11/63	(500 bp) —	21,657
					Monthly
CMBX NA BB.9 Index	(2,235)	14,000	1,807	9/17/58	(500 bp) —	(441)
					Monthly
CMBX NA BB.9 Index	(767)	5,000	646	9/17/58	(500 bp) —	(127)
					Monthly
CMBX NA BB.9 Index	(616)	4,000	516	9/17/58	(500 bp) —	(103)
					Monthly

Dynamic Risk Allocation Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.9 Index	$(606)	$4,000	$516	9/17/58	(500 bp) —	$(94)
					Monthly
CMBX NA BB.9 Index	(313)	2,000	258	9/17/58	(500 bp) —	(57)
					Monthly
CMBX NA BBB–.7 Index	(78)	1,000	47	1/17/47	(300 bp) —	(32)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(2,557)	25,000	5,218	5/11/63	(500 bp) —	2,636
					Monthly
CMBX NA BB.7 Index	(303)	2,000	247	1/17/47	(500 bp) —	(58)
					Monthly
CMBX NA BB.7 Index	(6,904)	34,000	4,196	1/17/47	(500 bp) —	(2,741)
					Monthly
CMBX NA BB.7 Index	(655)	4,000	494	1/17/47	(500 bp) —	(166)
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(1,138)	54,000	707	1/17/47	(200 bp) —	(1,867)
					Monthly
CMBX NA BB.7 Index	(9,238)	73,000	9,008	1/17/47	(500 bp) —	(301)
					Monthly
CMBX NA BBB–.7 Index	(38)	1,000	47	1/17/47	(300 bp) —	9
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(475)	4,000	470	11/17/59	(500 bp) —	(9)
					Monthly
CMBX NA BB.10 Index	(422)	4,000	470	11/17/59	(500 bp) —	45
					Monthly
CMBX NA BB.7 Index	(173)	1,000	123	1/17/47	(500 bp) —	(51)
					Monthly
CMBX NA BB.9 Index	(1,564)	10,000	1,291	9/17/58	(500 bp) —	(283)
					Monthly
CMBX NA BB.9 Index	(524)	4,000	516	9/17/58	(500 bp) —	(11)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(420)	4,000	470	11/17/59	(500 bp) —	47
					Monthly
CMBX NA BB.7 Index	(2,614)	13,000	1,604	1/17/47	(500 bp) —	(1,023)
					Monthly
CMBX NA BB.7 Index	(2,121)	11,000	1,357	1/17/47	(500 bp) —	(774)
					Monthly

70 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(1,211)	$6,000	$740	1/17/47	(500 bp) —	$(476)
					Monthly
Upfront premium received	—		Unrealized appreciation			24,501
Upfront premium (paid)	(101,383)		Unrealized (depreciation)			(11,368)
Total	$(101,383)		Total			$13,133

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/19
		Upfront
		premium			Termi-	Payments
		received	Notional		nation	received	Unrealized
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	depreciation
EM Series 31	BBB–/P	$202,772	$5,700,000	$287,964	6/20/24	100 bp —	$(74,108)
Index						Quarterly
NA IG Series 32	BBB+/P	(12,174)	650,000	9,118	6/20/24	100 bp —	(2,184)
Index						Quarterly
Total		$190,598					$(76,292)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/19
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 32	$7,042	$118,000	$5,353	6/20/24	(500 bp) —	$624
Index					Quarterly
Total	$7,042					$624

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Risk Allocation Fund 71

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Basic materials	$358,454	$1,088,906	$—
Capital goods	2,149,933	472,960	—
Communication services	815,368	608,676	—
Conglomerates	—	54,571	—
Consumer cyclicals	3,762,065	1,197,362	—
Consumer staples	2,692,812	1,349,441	—
Energy	909,021	536,428	1,080
Financials	7,591,366	2,350,308	—
Health care	3,685,918	944,775	—
Technology	5,529,940	1,300,331	—
Transportation	426,268	433,823	—
Utilities and power	1,258,945	457,138	—
Total common stocks	29,180,090	10,794,719	1,080

Asset-backed securities	—	858,920	—
Commodity linked notes	—	3,981,980	—
Convertible bonds and notes	—	18,378	—
Convertible preferred stocks	—	50,320	2,200
Corporate bonds and notes	—	23,205,100	5
Foreign government and agency bonds and notes	—	984,163	—
Mortgage-backed securities	—	3,113,560	—
Purchased options outstanding	—	612,460	—
Senior loans	—	599,317	—
U.S. government and agency mortgage obligations	—	12,582,311	—
Warrants	—	140,001	—
Short-term investments	4,770,804	3,363,616	—
Totals by level	$33,950,894	$60,304,845	$3,285

72 Dynamic Risk Allocation Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(137,905)	$—
Futures contracts	(180,044)	—	—
Written options outstanding	—	(16,397)	—
TBA sale commitments	—	(4,099,531)	—
Interest rate swap contracts	—	883,080	—
Total return swap contracts	—	(1,283,876)	—
Credit default contracts	—	(214,634)	—
Totals by level	$(180,044)	$(4,869,263)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 73

Statement of assets and liabilities 5/31/19

ASSETS
Investment in securities, at value, including $77,274 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $84,665,425)	$89,564,120
Affiliated issuers (identified cost $4,694,904) (Notes 1 and 5)	4,694,904
Foreign currency (cost $49,005) (Note 1)	51,740
Dividends, interest and other receivables	585,105
Foreign tax reclaim	72,488
Receivable for shares of the fund sold	195,784
Receivable for investments sold	142,295
Receivable for sales of delayed delivery securities (Note 1)	10,000
Receivable for sales of TBA securities (Note 1)	2,061,573
Receivable from Manager (Note 2)	37,748
Receivable for variation margin on futures contracts (Note 1)	110,995
Receivable for variation margin on centrally cleared swap contracts (Note 1)	161,989
Unrealized appreciation on forward currency contracts (Note 1)	382,875
Unrealized appreciation on OTC swap contracts (Note 1)	978,397
Premium paid on OTC swap contracts (Note 1)	101,383
Prepaid assets	35,841
Total assets	99,187,237

LIABILITIES
Payable to custodian	19,426
Payable for investments purchased	43,246
Payable for purchases of delayed delivery securities (Note 1)	40,000
Payable for purchases of TBA securities (Note 1)	10,269,089
Payable for shares of the fund repurchased	257,480
Payable for custodian fees (Note 2)	72,859
Payable for investor servicing fees (Note 2)	22,178
Payable for Trustee compensation and expenses (Note 2)	19,604
Payable for administrative services (Note 2)	537
Payable for distribution fees (Note 2)	12,082
Payable for variation margin on futures contracts (Note 1)	269,463
Payable for variation margin on centrally cleared swap contracts (Note 1)	40,682
Unrealized depreciation on OTC swap contracts (Note 1)	1,001,276
Premium received on OTC swap contracts (Note 1)	91,753
Unrealized depreciation on forward currency contracts (Note 1)	520,780
Written options outstanding, at value (premiums $18,994) (Note 1)	16,397
TBA sale commitments, at value (proceeds receivable $4,070,508) (Note 1)	4,099,531
Collateral on securities loaned, at value (Note 1)	80,100
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	301,955
Other accrued expenses	103,200
Total liabilities	17,281,638

Net assets	$81,905,599

(Continued on next page)

74 Dynamic Risk Allocation Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$77,100,456
Total distributable earnings (Note 1)	4,805,143
Total — Representing net assets applicable to capital shares outstanding	$81,905,599

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($14,141,651 divided by 1,296,953 shares)	$10.90
Offering price per class A share (100/94.25 of $10.90)*	$11.56
Net asset value and offering price per class B share ($1,664,389 divided by 155,231 shares)**	$10.72
Net asset value and offering price per class C share ($4,969,711 divided by 462,434 shares)**	$10.75
Net asset value and redemption price per class M share ($257,816 divided by 23,669 shares)	$10.89
Offering price per class M share (100/96.50 of $10.89)*	$11.28
Net asset value, offering price and redemption price per class R share
($9,820 divided by 898 shares)†	$10.93
Net asset value, offering price and redemption price per class R6 share
($19,331,676 divided by 1,778,175 shares)	$10.87
Net asset value, offering price and redemption price per class Y share
($41,530,536 divided by 3,802,708 shares)	$10.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not calculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 75

Statement of operations Year ended 5/31/19

INVESTMENT INCOME
Interest (including interest income of $329,443 from investments in affiliated issuers) (Note 5)	$2,576,751
Dividends (net of foreign tax of $73,383)	1,826,659
Securities lending (net of expenses) (Notes 1 and 5)	3,352
Total investment income	4,406,762

EXPENSES
Compensation of Manager (Note 2)	982,796
Investor servicing fees (Note 2)	168,235
Custodian fees (Note 2)	92,914
Trustee compensation and expenses (Note 2)	6,710
Distribution fees (Note 2)	114,945
Administrative services (Note 2)	4,243
Auditing and tax fees	117,736
Blue sky expense	98,681
Other	61,080
Fees waived and reimbursed by Manager (Note 2)	(409,626)
Total expenses	1,237,714
Expense reduction (Note 2)	(4,435)
Net expenses	1,233,279

Net investment income	3,173,483

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,331,830
Foreign currency transactions (Note 1)	(38,784)
Forward currency contracts (Note 1)	(934,720)
Futures contracts (Note 1)	(965,002)
Swap contracts (Note 1)	(1,691,015)
Written options (Note 1)	3,636
Total net realized gain	705,945
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(9,617,196)
Assets and liabilities in foreign currencies	2,503
Forward currency contracts	185,587
Futures contracts	(1,202,073)
Swap contracts	1,577,322
Written options	(15,363)
Total change in net unrealized depreciation	(9,069,220)

Net loss on investments	(8,363,275)

Net decrease in net assets resulting from operations	$(5,189,792)

The accompanying notes are an integral part of these financial statements.

76 Dynamic Risk Allocation Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/19	Year ended 5/31/18
Operations
Net investment income	$3,173,483	$3,418,916
Net realized gain on investments
and foreign currency transactions	705,945	6,743,056
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(9,069,220)	3,523,652
Net increase (decrease) in net assets resulting
from operations	(5,189,792)	13,685,624
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(220,574)	(505,565)
Class B	(11,715)	(49,532)
Class C	(29,462)	(130,069)
Class M	(2,465)	(5,868)
Class R	(305)	(3,083)
Class R6	(1,494,083)	(2,453,358)
Class Y	(700,651)	(1,444,735)
Increase in capital from payments from Affiliate	—	96,972
Decrease from capital share transactions (Note 4)	(67,692,110)	(28,513,638)
Total decrease in net assets	(75,341,157)	(19,323,252)

NET ASSETS
Beginning of year	157,246,756	176,570,008
End of year (Note 1)	$81,905,599	$157,246,756

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 77

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
May 31, 2019	$11.61	.23	(.78)	(.55)	(.16)	—	(.16)	—	$10.90	(4.63)	$14,142	1.15	2.04	255
May 31, 2018	10.96	.22	.74	.96	(.32)	—	(.32)	.01[f]	11.61	8.86	18,906	1.14	1.93	312
May 31, 2017	10.28	.17	.76	.93	(.25)	—	(.25)	—	10.96	9.18	18,582	1.13	1.64	299
May 31, 2016	11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	—	10.28	(5.14)	20,236	1.25	1.49	300
May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	—	11.10	.53	28,223	1.41	.91	245
Class B
May 31, 2019	$11.39	.14	(.74)	(.60)	(.07)	—	(.07)	—	$10.72	(5.27)	$1,664	1.90	1.30	255
May 31, 2018	10.76	.13	.72	.85	(.23)	—	(.23)	.01[f]	11.39	7.97	2,315	1.89	1.18	312
May 31, 2017	10.08	.09	.75	.84	(.16)	—	(.16)	—	10.76	8.41	2,669	1.88	.89	299
May 31, 2016	10.94	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.08	(5.91)	3,207	2.00	.75	300
May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	—	10.94	(.26)	3,829	2.16	.17	245
Class C
May 31, 2019	$11.42	.14	(.74)	(.60)	(.07)	—	(.07)	—	$10.75	(5.26)	$4,970	1.90	1.28	255
May 31, 2018	10.78	.13	.72	.85	(.22)	—	(.22)	.01[f]	11.42	7.99	5,812	1.89	1.18	312
May 31, 2017	10.09	.09	.75	.84	(.15)	—	(.15)	—	10.78	8.42	7,356	1.88	.88	299
May 31, 2016	10.95	.08	(.73)	(.65)	—	(.21)	(.21)	—	10.09	(5.90)	9,659	2.00	.74	300
May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	—	10.95	(.27)	15,125	2.16	.16	245
Class M
May 31, 2019	$11.59	.17	(.76)	(.59)	(.11)	—	(.11)	—	$10.89	(5.07)	$258	1.65	1.52	255
May 31, 2018	10.94	.16	.73	.89	(.25)	—	(.25)	.01[f]	11.59	8.29	297	1.64	1.43	312
May 31, 2017	10.27	.12	.75	.87	(.20)	—	(.20)	—	10.94	8.63	289	1.63	1.15	299
May 31, 2016	11.11	.11	(.74)	(.63)	—	(.21)	(.21)	—	10.27	(5.63)	250	1.75	1.02	300
May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	—	11.11	.01	336	1.91	.42	245
Class R
May 31, 2019	$11.56	.21	(.77)	(.56)	(.07)	—	(.07)	—	$10.93	(4.77)	$10	1.40	1.87	255
May 31, 2018	10.93	.19	.73	.92	(.30)	—	(.30)	.01[f]	11.56	8.51	103	1.39	1.67	312
May 31, 2017	10.21	.15	.75	.90	(.18)	—	(.18)	—	10.93	8.92	110	1.38	1.40	299
May 31, 2016	11.02	.12	(.72)	(.60)	—	(.21)	(.21)	—	10.21	(5.40)	135	1.50	1.17	300
May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	—	11.02	.25	261	1.66	.66	245
Class R6
May 31, 2019	$11.58	.28	(.78)	(.50)	(.21)	—	(.21)	—	$10.87	(4.17)	$19,332.75		2.55	255
May 31, 2018	10.94	.26	.73	.99	(.36)	—	(.36)	.01[f]	11.58	9.19	81,403.75		2.31	312
May 31, 2017	10.26	.22	.75	.97	(.29)	—	(.29)	—	10.94	9.65	102,097.75		2.04	299
May 31, 2016	11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	—	10.26	(4.83)	96,118.81		2.17	300
May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	—	11.10	.79	30,007	1.11	1.23	245

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 79

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class Y
May 31, 2019	$11.63	.25	(.77)	(.52)	(.19)	—	(.19)	—	$10.92	(4.33)	$41,531.90		2.27	255
May 31, 2018	10.99	.25	.73	.98	(.35)	—	(.35)	.01[f]	11.63	9.02	48,411.89		2.17	312
May 31, 2017	10.30	.20	.77	.97	(.28)	—	(.28)	—	10.99	9.56	45,467.88		1.90	299
May 31, 2016	11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	—	10.30	(4.94)	47,321	1.00	1.62	300
May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	—	11.10	.79	135,058	1.16	1.17	245

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

			Percentage of average net assets
	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15
Class A	0.30%	0.24%	0.23%	0.17%	0.10%
Class B	0.30	0.24	0.23	0.17	0.10
Class C	0.30	0.24	0.23	0.17	0.10
Class M	0.30	0.24	0.23	0.17	0.10
Class R	0.30	0.24	0.23	0.17	0.10
Class R6	0.30	0.24	0.23	0.20	N/A
Class Y	0.30	0.24	0.23	0.17	0.10

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement from Putnam Management which amounted to $0.01 per share outstanding on May 31, 2018.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 81

Notes to financial statements 5/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2018 through May 31, 2019.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks. Putnam Management allocates the fund’s assets among asset classes in a manner intended to diversify the fund’s exposure to these different types of risk. Putnam Management typically uses leverage to adjust or to increase the fund’s exposure to certain asset classes in order to diversify or balance risk exposure. Putnam Management expects that, on average, net notional investment exposure of approximately 150% of the net assets of the fund will result from the fund’s allocation strategy under normal market conditions, although the amounts of leverage may be significantly higher or lower at any given time. Putnam Management believes that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Because the potential risks and returns of asset classes, the costs of leverage, and the benefits of diversification vary over time and with market conditions, Putnam Management makes dynamic adjustments to the fund’s asset allocations as the market environment changes. Putnam Management uses qualitative analysis, which includes evaluation of the business cycle environment and its impact on different asset classes, and quantitative techniques, which incorporate individual valuation and relative valuation measures, to establish asset class allocations that it believes will enable the fund to perform well in a variety of environments. Putnam Management also uses active trading strategies, such as active security selection, tactical asset allocation, currency transactions and options transactions. Certain of these strategies may introduce additional investment leverage. When making particular investments within an asset class, Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes, to obtain leverage, and to adjust the return and volatility characteristics of the fund’s investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

82 Dynamic Risk Allocation Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of

Dynamic Risk Allocation Fund 83

American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and

84 Dynamic Risk Allocation Fund

foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

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Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

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In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Dynamic Risk Allocation Fund 87

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $101,660 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $80,100 and the value of securities loaned amounted to $77,274.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

88 Dynamic Risk Allocation Fund

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,055,042	$—	$1,055,042

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from defaulted bond interest, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,364,427 to decrease undistributed net investment income, $1,241 to increase paid-in capital and $1,363,186 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,731,414
Unrealized depreciation	(6,822,439)
Net unrealized appreciation	3,908,975
Undistributed ordinary income	2,006,661
Capital loss carryforward	(1,055,042)
Cost for federal income tax purposes	$85,300,742

For the fiscal year ended May 31, 2018, the fund had undistributed net investment income of $2,829,088.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.722% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $301,949 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $107,677 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

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During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$31,046	Class R	94
Class B	3,975	Class R6	34,735
Class C	10,644	Class Y	87,209
Class M	532	Total	$168,235

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $836 under the expense offset arrangements and by $3,599 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $79, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$39,182
Class B	1.00%	1.00%	20,036
Class C	1.00%	1.00%	53,473
Class M	1.00%	0.75%	2,005
Class R	1.00%	0.50%	249
Total			$114,945

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,457 and $40 from the sale of class A and class M shares, respectively, and received $835 and $17 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Dynamic Risk Allocation Fund 91

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$319,713,437	$374,508,111
U.S. government securities (Long-term)	—	—
Total	$319,713,437	$374,508,111

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	202,519	$2,201,091	198,902	$2,251,499
Shares issued in connection with
reinvestment of distributions	21,137	217,075	43,227	493,216
	223,656	2,418,166	242,129	2,744,715
Shares repurchased	(555,790)	(6,182,041)	(308,230)	(3,505,305)
Net decrease	(332,134)	$(3,763,875)	(66,101)	$(760,590)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	2,079	$22,638	1,921	$21,299
Shares issued in connection with
reinvestment of distributions	1,098	11,122	4,228	47,524
	3,177	33,760	6,149	68,823
Shares repurchased	(51,176)	(566,507)	(50,898)	(566,737)
Net decrease	(47,999)	$(532,747)	(44,749)	$(497,914)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	88,421	$904,422	40,373	$449,972
Shares issued in connection with
reinvestment of distributions	2,755	27,961	10,870	122,399
	91,176	932,383	51,243	572,371
Shares repurchased	(137,770)	(1,524,042)	(224,662)	(2,491,797)
Net decrease	(46,594)	$(591,659)	(173,419)	$(1,919,426)

92 Dynamic Risk Allocation Fund

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	709	$8,156	3,687	$41,556
Shares issued in connection with
reinvestment of distributions	240	2,465	514	5,868
	949	10,621	4,201	47,424
Shares repurchased	(2,927)	(33,852)	(4,978)	(56,342)
Net decrease	(1,978)	$(23,231)	(777)	$(8,918)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	1,792	$20,147	1,469	$16,466
Shares issued in connection with
reinvestment of distributions	—	—	141	1,601
	1,792	20,147	1,610	18,067
Shares repurchased	(9,785)	(110,270)	(2,739)	(31,554)
Net decrease	(7,993)	$(90,123)	(1,129)	$(13,487)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	466,747	$5,171,428	3,496,720	$38,241,197
Shares issued in connection with
reinvestment of distributions	146,192	1,494,083	215,775	2,453,358
	612,939	6,665,511	3,712,495	40,694,555
Shares repurchased	(5,862,871)	(65,260,876)	(6,017,580)	(66,293,580)
Net decrease	(5,249,932)	$(58,595,365)	(2,305,085)	$(25,599,025)

	YEAR ENDED 5/31/19		YEAR ENDED 5/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	692,286	$7,589,074	548,443	$6,252,757
Shares issued in connection with
reinvestment of distributions	67,929	697,632	125,093	1,428,565
	760,215	8,286,706	673,536	7,681,322
Shares repurchased	(1,119,601)	(12,381,816)	(650,061)	(7,395,600)
Net increase (decrease)	(359,386)	$(4,095,110)	23,475	$285,722

At the close of the reporting period, Putnam Investments, LLC owned 898 class R shares of the fund 100.00% of class R shares outstanding), valued at $9,820.

At the close of the reporting period, a shareholder of record owned 22.0% of the outstanding shares of the fund.

Dynamic Risk Allocation Fund 93

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/18	cost	proceeds	income	of 5/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$144,050	$5,583,079	$5,647,029	$11,852	$80,100
Putnam Short Term
Investment Fund**	19,395,321	51,752,192	66,532,709	329,443	4,614,804
Total Short-term
investments	$19,539,371	$57,335,271	$72,179,738	$341,295	$4,694,904

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

94 Dynamic Risk Allocation Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$140,000
Purchased currency option contracts (contract amount)	$2,400,000
Written equity option contracts (contract amount)	$64,000
Written currency option contracts (contract amount)	$2,600,000
Futures contracts (number of contracts)	700
Forward currency contracts (contract amount)	$74,400,000
Centrally cleared interest rate swap contracts (notional)	$60,500,000
OTC total return swap contracts (notional)	$53,900,000
Centrally cleared total return swap contracts (notional)	$37,800,000
OTC credit default contracts (notional)	$6,000,000
Centrally cleared credit default contracts (notional)	$16,500,000
Warrants (number of warrants)	61,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$126,045*	Unrealized depreciation	$340,679*
Foreign exchange
contracts	Investments, Receivables	406,565	Payables	529,763
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,652,996*	Unrealized depreciation	1,171,088*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,664,532*	Unrealized depreciation	2,005,923*
Total		$3,850,138		$4,047,453

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Risk Allocation Fund 95

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(7,677)	$(7,677)
Foreign exchange
contracts	—	(31,929)	—	(934,720)	—	$(966,649)
Equity contracts	17,406	(1,008,055)	(1,947,056)	—	(377,594)	$(3,315,299)
Interest rate
contracts	—	—	982,054	—	(1,305,744)	$(323,690)
Total	$17,406	$(1,039,984)	$(965,002)	$(934,720)	$(1,691,015)	$(4,613,315)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$156,688	$156,688
Foreign exchange
contracts	—	5,400	—	185,587	—	$190,987
Equity contracts	722	145,047	(539,015)	—	(111,052)	$(504,298)
Interest rate
contracts	—	—	(663,058)	—	1,531,686	$868,628
Total	$722	$150,447	$(1,202,073)	$185,587	$1,577,322	$712,005

96 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 97

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$161,164	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$161,164
OTC Total return swap contracts*#	835,565	—	—	—	62,139	—	—	—	—	—	15,180	—	—	—	—	—	—	912,884
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	769	—	—	—	—	—	—	—	—	—	—	769
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	59,110	30,113	10,090	—	—	8,984	2,849	4,140	—	—	—	—	115,286
Centrally cleared credit default contracts§	—	—	825	—	—	—	—	—	—	—	—	—	—	—	—	—	—	825
Futures contracts§	—	—	—	110,995	—	—	—	—	—	—	—	—	—	—	—	—	—	110,995
Forward currency contracts#	53,482	19,448	—	—	14,281	—	88	12,096	47,609	178,619	—	—	—	18,289	28,334	8,193	2,436	382,875
Purchased options**#	292,084	—	—	—	141,519	—	—	23,690	—	155,167	—	—	—	—	—	—	—	612,460
Total Assets	$1,181,131	$19,448	$161,989	$110,995	$217,939	$59,110	$30,970	$45,876	$47,609	$333,786	$24,164	$2,849	$4,140	$18,289	$28,334	$8,193	$2,436	$2,297,258
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	17,190	—	—	—	—	—	—	—	—	—	—	—	—	—	—	17,190
OTC Total return swap contracts*#	912,767	15,613	—	—	54,957	—	1,470	—	—	—	—	—	—	—	—	—	—	984,807
Centrally cleared total return
swap contracts§	—	—	16,176	—	—	—	—	—	—	—	—	—	—	—	—	—	—	16,176
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	9,088	2,467	29,032	—	—	11,981	—	4,043	—	—	—	—	56,611
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	41	—	—	—	—	729	—	—	—	—	—	—	770
Centrally cleared credit default contracts§	—	—	7,316	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,316
Futures contracts§	—	—	—	98,830	—	—	—	—	—	—	170,633	—	—	—	—	—	—	269,463
Forward currency contracts#	51,991	7,057	—	—	40,021	—	14,727	62,716	66,320	198,128	—	—	—	18,325	26,030	10,515	24,950	520,780
Written options#	7,414	—	—	—	—	—	—	8,983	—	—	—	—	—	—	—	—	—	16,397
Total Liabilities	$972,172	$22,670	$40,682	$98,830	$94,978	$9,129	$18,664	$100,731	$66,320	$198,128	$183,343	$—	$4,043	$18,325	$26,030	$10,515	$24,950	$1,889,510
Total Financial and Derivative Net Assets	$208,959	$(3,222)	$121,307	$12,165	$122,961	$49,981	$12,306	$(54,855)	$(18,711)	$135,658	$(159,179)	$2,849	$97	$(36)	$2,304	$(2,322)	$(22,514)	$407,748
Total collateral received (pledged)†##	$145,955	$—	$—	$—	$122,961	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$63,004	$(3,222)	$121,307	$12,165	$—	$49,981	$12,306	$(54,855)	$(18,711)	$135,658	$(159,179)	$2,849	$97	$(36)	$2,304	$(2,322)	$(22,514)

98 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 99

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. Internationa lPLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$145,955	$—	$—	$—	$150,000	$—	$—	$—	$—	$—	$6,000	$—	$—	$—	$—	$—	$—	$301,955
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $668,800 and $1,742,961, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

100 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 101

Federal tax information (Unaudited)

The fund designated 34.71% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 62.36%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

102 Dynamic Risk Allocation Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Dynamic Risk Allocation Fund 103

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

104 Dynamic Risk Allocation Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Risk Allocation Fund 105

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

106 Dynamic Risk Allocation Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Risk Allocation Fund 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Dynamic Risk Allocation Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN735 317083 7/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2019	$107,357	$ —	$5,443	$ —
May 31, 2018	$76,478	$ —	$5,288	$ —

For the fiscal years ended May 31, 2019 and May 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,443 and $5,288 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2019	$ —	$ —	$ —	$ —
May 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 26, 2019